EXHIBIT 10.1

EXECUTION VERSION

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC,
as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee and Series 2024-2 Agent

_____________________

SERIES 2024-2 SUPPLEMENT
dated as of

March 12, 2024

to

SECOND AMENDED AND RESTATED BASE INDENTURE
dated as of June 3, 2004

_____________________

Series 2024-2 5.13% Rental Car Asset Backed Notes, Class A

Series 2024-2 5.57% Rental Car Asset Backed Notes, Class B

Series 2024-2 6.01% Rental Car Asset Backed Notes, Class C

Series 2024-2 7.942% Rental Car Asset Backed Notes, Class R

TABLE OF CONTENTS

SERIES 2024-2 SUPPLEMENT, dated as of March 12, 2024 (this “Supplement”), among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York), a limited purpose national banking association with trust powers, as trustee (in such capacity, and together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”), and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York), as agent (in such capacity, the “Series 2024-2 Agent”) for the benefit of the Series 2024-2 Noteholders, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that ABRCF and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes;

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement, and such Series of Notes shall be designated generally as the “Series 2024-2 Rental Car Asset Backed Notes”. The Series 2024-2 Notes shall be issued in up to five Classes, the first of which shall be known as the “Class A Notes”, the second of which shall be known as the “Class B Notes”, the third of which shall be known as the “Class C Notes”, the fourth of which shall be known as the “Class R Notes” and the fifth of which, if issued, shall be known as the “Class D Notes”.

On the Series 2024-2 Closing Date, ABRCF shall issue (i) one tranche of Class A Notes, which shall be designated as the “Series 2024-2 5.13% Rental Car Asset Backed Notes, Class A”, (ii) one tranche of Class B Notes, which shall be designated as the “Series 2024-2 5.57% Rental Car Asset Backed Notes, Class B”, (iii) one tranche of Class C Notes, which shall be designated as the “Series 2024-2 6.01% Rental Car Asset Backed Notes, Class C” and (iv) one tranche of Class R Notes, which shall be designated the “Series 2024-2 7.942% Rental Car Asset Backed Notes, Class R”.

Subsequent to the Series 2024-2 Closing Date, ABRCF may on any date during the Series 2024-2 Revolving Period offer and sell additional Series 2024-2 Notes subject to the conditions set forth in Section 5.15. Such additional Series 2024-2 Notes, if issued, shall be designated as the “Series 2024-2 Rental Car Asset Backed Notes, Class D” and shall be referred to herein as the “Class D Notes”.

The Class A Notes, Class B Notes, Class C Notes, Class D Notes, if issued, and Class R Notes collectively, constitute the Series 2024-2 Notes. The Class B Notes shall be subordinated in right of payment to the Class A Notes, to the extent set forth herein. The Class C Notes shall be subordinated in right of payment to the Class A Notes and Class B Notes, to the

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extent set forth herein. The Class D Notes, if issued, shall be subordinated in right of payment to the Class A Notes, Class B Notes and Class C Notes, to the extent set forth herein. The Class R Notes shall be subordinated to the Class A Notes, the Class B Notes, the Class C Notes and (if issued) the Class D Notes.

The proceeds from the sale of the Class A Notes, Class B Notes, Class C Notes and Class R Notes shall be deposited in the Collection Account and shall be deemed to be Principal Collections.

The Series 2024-2 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Supplement to “all” Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to “all” Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

ARTICLE I

DEFINITIONS

(a)       All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section, Subsection or Exhibit references herein shall refer to Articles, Sections, Subsections or Exhibits of this Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2024-2 Notes and not to any other Series of Notes issued by ABRCF. In the event that a term used herein shall be defined both herein and in the Base Indenture, the definition of such term herein shall govern.

(b)       The following words and phrases shall have the following meanings with respect to the Series 2024-2 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“ABCR” means Avis Budget Car Rental, LLC.

“Additional Class R Notes” has the meaning set forth in Section 5.15.

“Additional Notes Closing Date” has the meaning set forth in Section 5.15.

“Adjusted Net Book Value” means, as of any date of determination, with respect to each Adjusted Program Vehicle as of such date, the product of 0.965 and the Net Book Value of such Adjusted Program Vehicle as of such date.

“Applicable Distribution Date” means each Distribution Date occurring after the later of (i) the Optional Repurchase Distribution Date and (ii) the first Distribution Date occurring during the Series 2024-2 Controlled Amortization Period.

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“Business Day” means any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.

“Certificate of Lease Deficit Demand” means a certificate substantially in the form of Annex A to any Multi-Series Letter of Credit.

“Certificate of Termination Date Demand” means a certificate substantially in the form of Annex D to any Multi-Series Letter of Credit.

“Certificate of Termination Demand” means a certificate substantially in the form of Annex C to any Multi-Series Letter of Credit.

“Certificate of Unpaid Demand Note Demand” means a certificate substantially in the form of Annex B to any Multi-Series Letter of Credit.

“Class” means a class of the Series 2024-2 Notes, which may be the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes (if issued) or the Class R Notes.

“Class A Carryover Controlled Amortization Amount” means, with respect to any Related Month during the Series 2024-2 Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation paid to the Class A Noteholders pursuant to Section 2.5(e)(i) for the previous Related Month was less than the Class A Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Series 2024-2 Controlled Amortization Period, the Class A Carryover Controlled Amortization Amount shall be zero.

“Class A Controlled Amortization Amount” means, with respect to any Related Month during the Series 2024-2 Controlled Amortization Period, $52,800,000.00.

“Class A Controlled Distribution Amount” means, with respect to any Related Month during the Series 2024-2 Controlled Amortization Period, an amount equal to the sum of the Class A Controlled Amortization Amount and any Class A Carryover Controlled Amortization Amount for such Related Month.

“Class A Initial Invested Amount” means the aggregate initial principal amount of the Class A Notes, which is $316,800,000.

“Class A Invested Amount” means, when used with respect to any date, an amount equal to (a) the Class A Initial Invested Amount minus (b) the amount of principal payments made to Class A Noteholders on or prior to such date.

“Class A Monthly Interest” means, with respect to (i) the initial Series 2024-2 Interest Period, an amount equal to $1,715,472.00 and (ii) any other Series 2024-2 Interest Period, an amount equal to the product of (A) one-twelfth of the Class A Note Rate and (B) the Class A Invested Amount on the first day of such Series 2024-2 Interest Period, after giving effect to any principal payments made on such date.

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“Class A Note” means any one of the Series 2024-2 5.13% Rental Car Asset Backed Notes, Class A, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3. Definitive Class A Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

“Class A Note Rate” means 5.13% per annum.

“Class A Noteholder” means the Person in whose name a Class A Note is registered in the Note Register.

“Class A Shortfall” has the meaning set forth in Section 2.3(g)(i).

“Class B Carryover Controlled Amortization Amount” means, with respect to any Related Month during the Series 2024-2 Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation paid to the Class B Noteholders pursuant to Section 2.5(e)(ii) for the previous Related Month was less than the Class B Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Series 2024-2 Controlled Amortization Period, the Class B Carryover Controlled Amortization Amount shall be zero.

“Class B Controlled Amortization Amount” means, (i) with respect to any Related Month during the Series 2024-2 Controlled Amortization Period other than the Related Month immediately preceding the Series 2024-2 Expected Final Distribution Date, $8,433,333.33 and (ii) with respect to the Related Month immediately preceding the Series 2024-2 Expected Final Distribution Date, $8,433,333.35.

“Class B Controlled Distribution Amount” means, with respect to any Related Month during the Series 2024-2 Controlled Amortization Period, an amount equal to the sum of the Class B Controlled Amortization Amount and any Class B Carryover Controlled Amortization Amount for such Related Month.

“Class B Initial Invested Amount” means the aggregate initial principal amount of the Class B Notes, which is $50,600,000.

“Class B Invested Amount” means, when used with respect to any date, an amount equal to (a) the Class B Initial Invested Amount minus (b) the amount of principal payments made to Class B Noteholders on or prior to such date.

“Class B Monthly Interest” means, with respect to (i) the initial Series 2024-2 Interest Period, an amount equal to $297,499.89 and (ii) any other Series 2024-2 Interest Period, an amount equal to the product of (A) one-twelfth of the Class B Note Rate and (B) the Class B Invested Amount on the first day of such Series 2024-2 Interest Period, after giving effect to any principal payments made on such date.

“Class B Note” means any one of the Series 2024-2 5.57% Rental Car Asset Backed Notes, Class B, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B-1, Exhibit B-2 or Exhibit B-3. Definitive Class B Notes shall have such

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insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

“Class B Note Rate” means 5.57% per annum.

“Class B Noteholder” means the Person in whose name a Class B Note is registered in the Note Register.

“Class B Shortfall” has the meaning set forth in Section 2.3(g)(ii).

“Class C Carryover Controlled Amortization Amount” means, with respect to any Related Month during the Series 2024-2 Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation paid to the Class C Noteholders pursuant to Section 2.5(e)(iii) for the previous Related Month was less than the Class C Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Series 2024-2 Controlled Amortization Period, the Class C Carryover Controlled Amortization Amount shall be zero.

“Class C Controlled Amortization Amount” means, (i) with respect to any Related Month during the Series 2024-2 Controlled Amortization Period other than the Related Month immediately preceding the Series 2024-2 Expected Final Distribution Date, $5,433,333.33 and (ii) with respect to the Related Month immediately preceding the Series 2024-2 Expected Final Distribution Date, $5,433,333.35.

“Class C Controlled Distribution Amount” means, with respect to any Related Month during the Series 2024-2 Controlled Amortization Period, an amount equal to the sum of the Class C Controlled Amortization Amount and any Class C Carryover Controlled Amortization Amount for such Related Month.

“Class C Initial Invested Amount” means the aggregate initial principal amount of the Class C Notes, which is $32,600,000.

“Class C Invested Amount” means, when used with respect to any date, an amount equal to (a) the Class C Initial Invested Amount minus (b) the amount of principal payments made to Class C Noteholders on or prior to such date.

“Class C Monthly Interest” means, (A) for so long as ABRCF owns 100% of the Class C Notes, $0 and (B) if ABRCF owns less than 100% of the Class C Notes, with respect to (i) the initial Series 2024-2 Interest Period, an amount equal to $206,810.78 and (ii) any other Series 2024-2 Interest Period, an amount equal to the product of (A) one-twelfth of the Class C Note Rate and (B) the Class C Invested Amount on the first day of such Series 2024-2 Interest Period, after giving effect to any principal payments made on such date.

“Class C Note” means any one of the Series 2024-2 6.01% Rental Car Asset Backed Notes, Class C, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C-1, Exhibit C-2 or Exhibit C-3. Definitive Class C Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

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“Class C Note Rate” means 6.01% per annum.

“Class C Noteholder” means the Person in whose name a Class C Note is registered in the Note Register.

“Class C Shortfall” has the meaning set forth in Section 2.3(g)(iii).

“Class D Noteholder” means the Person in whose name a Class D Note is registered in the Note Register.

“Class D Notes” has the meaning set forth in the preamble.

“Class R Controlled Amortization Amount” means, (i) with respect to any Related Month during the Series 2024-2 Controlled Amortization Period other than the Related Month immediately preceding the Series 2024-2 Expected Final Distribution Date, $0 and (ii) with respect to the Related Month immediately preceding the Series 2024-2 Expected Final Distribution Date, the sum of (x) $22,000,000 and (y) the aggregate principal amount of any Additional Class R Notes.

“Class R Initial Invested Amount” means the aggregate initial principal amount of the Class R Notes, which is $22,000,000.

“Class R Invested Amount” means, when used with respect to any date, an amount equal to (a) the Class R Initial Invested Amount plus (b) the aggregate principal amount of any Additional Class R Notes issued on or prior to such date minus (b) the amount of principal payments made to Class R Noteholders on or prior to such date.

“Class R Monthly Interest” means, with respect to (i) the initial Series 2024-2 Interest Period, an amount equal to $184,430.89 and (ii) any other Series 2024-2 Interest Period, an amount equal to the product of (A) one-twelfth of the Class R Note Rate and (B) the Class R Invested Amount on the first day of such Series 2024-2 Interest Period, after giving effect to any principal payments made on such date.

“Class R Note” means any one of the Series 2024-2 7.942% Rental Car Asset Backed Notes, Class R, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D-1, Exhibit D-2 or Exhibit D-3. Definitive Class R Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

“Class R Note Rate” means 7.942% per annum

“Class R Noteholder” means the Person in whose name a Class R Note is registered in the Note Register.

“Class R Shortfall” has the meaning set forth in Section 2.3(g)(v).

“Clean-up Repurchase” means any optional repurchase pursuant to Section 5.1(a).

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“Clean-up Repurchase Distribution Date” has the meaning set forth in Section 5.1(a).

“Confirmation Condition” means, with respect to any Bankrupt Manufacturer which is a debtor in Chapter 11 Proceedings, a condition that shall be satisfied upon the bankruptcy court having competent jurisdiction over such Chapter 11 Proceedings issuing an order that remains in effect approving (i) the assumption of such Bankrupt Manufacturer’s Manufacturer Program (and the related Assignment Agreements) by such Bankrupt Manufacturer or the trustee in bankruptcy of such Bankrupt Manufacturer under Section 365 of the Bankruptcy Code and at the time of such assumption, the payment of all amounts due and payable by such Bankrupt Manufacturer under such Manufacturer Program and the curing of all other defaults by the Bankrupt Manufacturer thereunder or (ii) the execution, delivery and performance by such Bankrupt Manufacturer of a new post-petition Manufacturer Program (and the related Assignment Agreements) on the same terms and covering the same Vehicles as such Bankrupt Manufacturer’s Manufacturer Program (and the related Assignment Agreements) in effect on the date such Bankrupt Manufacturer became subject to such Chapter 11 Proceedings and, at the time of the execution and delivery of such new post-petition Manufacturer Program, the payment of all amounts due and payable by such Bankrupt Manufacturer under such Manufacturer Program and the curing of all other defaults by the Bankrupt Manufacturer thereunder; provided, however, that notwithstanding the foregoing, the Confirmation Condition shall be deemed satisfied until the 90th calendar day following the initial filing in respect of such Chapter 11 Proceedings.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), SOFR for the day that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website.

“Demand Note Issuer” means each issuer of a Series 2024-2 Demand Note.

“Disbursement” means any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Date Disbursement or any Termination Disbursement under a Multi-Series Letter of Credit, or any combination thereof, as the context may require.

“Discounted Value” means, for each Remaining Distribution Amount, the amount obtained by discounting such Remaining Distribution Amount from the applicable Distribution Date to the Optional Repurchase Distribution Date in accordance with accepted financial practice and at a discount factor equal to the Reinvestment Yield with respect to such Remaining Distribution Amount.

“Finance Guide” means the Black Book Official Finance/Lease Guide.

“Fitch” means Fitch Ratings, Inc.

“Global Class A Notes” is defined in Section 4.2.

“Global Class B Notes” is defined in Section 4.2.

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“Global Class C Notes” is defined in Section 4.2.

“Global Class R Notes” is defined in Section 4.2.

“Lease Deficit Disbursement” means an amount drawn under a Multi-Series Letter of Credit pursuant to a Certificate of Lease Deficit Demand.

“Make Whole Payment” means, with respect to any Series 2024-2 Note on any Optional Repurchase Distribution Date, the pro rata share with respect to such Series 2024-2 Note of the excess, if any, of (x) the sum of the Discounted Values for each Remaining Distribution Amount with respect to each Applicable Distribution Date over (y) the Series 2024-2 Invested Amount as of such Optional Repurchase Distribution Date (determined after giving effect to any payments made pursuant to Section 2.5(a) on such Distribution Date).

“Market Value Average” means, as of any day, the percentage equivalent of a fraction, the numerator of which is the average of the Selected Fleet Market Value as of the preceding Determination Date and the two Determination Dates precedent thereto and the denominator of which is the sum of (a) the average of the aggregate Net Book Value of all Non-Program Vehicles (excluding (i) any Unaccepted Program Vehicles, (ii) any Excluded Redesignated Vehicles and (iii) any other Non-Program Vehicles that are subject to a Manufacturer Program with an Eligible Non-Program Manufacturer with respect to which no Manufacturer Event of Default has occurred and is continuing) and (b) the average of the aggregate Adjusted Net Book Value of all Adjusted Program Vehicles, in the case of each of clause (a) and (b) leased under the AESOP I Operating Lease and the Finance Lease as of the preceding Determination Date and the two Determination Dates precedent thereto.

“Monthly Total Principal Allocation” means for any Related Month the sum of all Series 2024-2 Principal Allocations with respect to such Related Month.

“Moody’s Excluded Manufacturer Amount” means, as of any date of determination, an amount equal to the excess, if any, of (x) the sum of the following amounts with respect to each Moody’s Non-Investment Grade Manufacturer as of such date: the product of (i) to the extent such amounts are included in the calculation of AESOP I Operating Lease Loan Agreement Borrowing Base as of such date, all amounts receivable as of such date by AESOP Leasing or the Intermediary from such Moody’s Non-Investment Grade Manufacturer and (ii) the Moody’s Excluded Manufacturer Receivable Specified Percentage for such Moody’s Non-Investment Grade Manufacturer as of such date over (y) the sum of the following amounts with respect to each Moody’s Non-Investment Grade Manufacturer as of such date: the product of (i) the aggregate Net Book Value of any Vehicles subject to a Manufacturer Program from such Manufacturer that have had a Turnback Date but for which (A) AESOP Leasing or its Permitted Nominee continues to be named as the owner of the Vehicle on the Certificate of Title for such Vehicle and (B) AESOP Leasing or its agent continues to hold the Certificate of Title for such Vehicle and (ii) the Moody’s Turnback Vehicle Specified Percentage for such Moody’s Non-Investment Grade Manufacturer as of such date.

“Moody’s Excluded Manufacturer Receivable Specified Percentage” means, as of any date of determination, with respect to each Moody’s Non-Investment Grade Manufacturer as

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of such date, the percentage (not to exceed 100%) most recently specified in writing by Moody’s to ABRCF and the Trustee and consented to by the Requisite Series 2024-2 Noteholders with respect to such Moody’s Non-Investment Grade Manufacturer; provided, however, that as of the Series 2024-2 Closing Date the Moody’s Excluded Manufacturer Receivable Specified Percentage for each Moody’s Non-Investment Grade Manufacturer shall be 100%; provided, further, that the initial Moody’s Excluded Manufacturer Receivable Specified Percentage with respect to any Manufacturer that becomes a Moody’s Non-Investment Grade Manufacturer after the Series 2024-2 Closing Date shall be 100%.

“Moody’s Non-Investment Grade Manufacturer” means, as of any date of determination, any Manufacturer that (i) is not a Bankrupt Manufacturer and (ii) does not have either (A) a long-term corporate family rating of at least “Baa3” from Moody’s or (B) if such Manufacturer does not have a long-term corporate family rating from Moody’s as of such date, a long-term senior unsecured debt rating of at least “Ba1” from Moody’s; provided, however, that any Manufacturer whose long-term corporate family rating is downgraded from at least “Baa3” to below “Baa3” by Moody’s or whose long-term senior unsecured debt rating is downgraded from at least “Ba1” to below “Ba1” by Moody’s, as applicable, after the Series 2024-2 Closing Date shall not be deemed a Moody’s Non-Investment Grade Manufacturer until the thirtieth (30th) calendar day following such downgrade.

“Moody’s Turnback Vehicle Specified Percentage” means, as of any date of determination: (i) with respect to each Moody’s Non-Investment Grade Manufacturer that has a long-term corporate family rating from Moody’s on such date of determination of at least “Ba3” (or, if such Moody’s Non-Investment Grade Manufacturer does not have a long-term corporate family rating from Moody’s as of such date, a long-term senior unsecured debt rating of at least “B1”), 65%; (ii) with respect to each Moody’s Non-Investment Grade Manufacturer that has a long-term corporate family rating from Moody’s on such date of determination of at least “B3” but less than “Ba3” (or, if such Moody’s Non-Investment Grade Manufacturer does not have a long-term corporate family rating from Moody’s as of such date, a long-term senior unsecured debt rating of at least “Caa1” but less than “B1”), 25%; and (iii) with respect to any other Moody’s Non-Investment Grade Manufacturer, 0%; provided, however, that any Manufacturer whose long-term corporate family rating or long-term senior unsecured debt rating from Moody’s is downgraded after the Series 2024-2 Closing Date shall be deemed to retain its long-term corporate family rating or long-term senior unsecured debt rating, as applicable, from Moody’s in effect immediately prior to such downgrade until the thirtieth (30th) calendar day following such downgrade.

“Multi-Series Letter of Credit” means an irrevocable letter of credit, if any, substantially in the form of Exhibit F issued by a Series 2024-2 Eligible Letter of Credit Provider in favor of the Trustee for the benefit, in whole or in part, of the Series 2024-2 Noteholders (provided that a Multi-Series Letter of Credit may also benefit Noteholders of certain other Series).

“Multi-Series Letter of Credit Expiration Date” means, with respect to any Multi-Series Letter of Credit, the expiration date set forth in such Multi-Series Letter of Credit, as such date may be extended in accordance with the terms of such Multi-Series Letter of Credit.

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“Multi-Series Letter of Credit Provider” means any issuer of any Multi-Series Letter of Credit.

“Multi-Series Letter of Credit Termination Date” means the first to occur of (a) the date on which the Series 2024-2 Notes are fully paid and (b) the Series 2024-2 Termination Date.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Optional Repurchase” is defined in Section 5.1(b).

“Optional Repurchase Distribution Date” is defined in Section 5.1(b).

“Past Due Rent Payment” is defined in Section 2.2(g).

“Permanent Global Class A Note” is defined in Section 4.2.

“Permanent Global Class B Note” is defined in Section 4.2.

“Permanent Global Class C Note” is defined in Section 4.2.

“Permanent Global Class R Note” is defined in Section 4.2.

“Permanent Global Series 2024-2 Notes” is defined in Section 4.2.

“Pre-Preference Period Demand Note Payments” means, as of any date of determination, the aggregate amount of all proceeds of demands made on the Series 2024-2 Demand Notes included in the Series 2024-2 Demand Note Payment Amount as of the Multi-Series Letter of Credit Termination Date that were paid by the Demand Note Issuers more than one year before such date of determination; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to a Demand Note Issuer occurs during such one-year period, (x) the Pre-Preference Period Demand Note Payments as of any date during the period from and including the date of the occurrence of such Event of Bankruptcy to and including the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings shall equal the Pre-Preference Period Demand Note Payments as of the date of such occurrence for all Demand Note Issuers and (y) the Pre-Preference Period Demand Note Payments as of any date after the conclusion or dismissal of such proceedings shall equal the Series 2024-2 Demand Note Payment Amount as of the date of the conclusion or dismissal of such proceedings.

“Principal Deficit Amount” means, as of any date of determination, the excess, if any, of (i) the Series 2024-2 Senior Invested Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (ii) the Series 2024-2 AESOP I Operating Lease Loan Agreement Borrowing Base on such date; provided, however, that the Principal Deficit Amount on any date

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occurring during the period commencing on and including the date of the filing by any of the Lessees of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which each of the Lessees shall have resumed making all payments of the portion of Monthly Base Rent relating to Loan Interest required to be made under the AESOP I Operating Lease, shall mean the excess, if any, of (x) the Series 2024-2 Senior Invested Amount on such date (after giving effect to the distribution of Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (y) the sum of (1) the Series 2024-2 AESOP I Operating Lease Loan Agreement Borrowing Base on such date and (2) the lesser of (a) the Series 2024-2 Liquidity Amount on such date and (b) the Series 2024-2 Required Liquidity Amount on such date.

“Proposed Class D Notes” has the meaning set forth in Section 5.15.

“Pro Rata Share” means, with respect to any Multi-Series Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount allocated to the Series 2024-2 Notes under such Multi-Series Letter of Credit Provider’s Multi-Series Letter of Credit as of such date by (B) an amount equal to the aggregate available amount allocated to the Series 2024-2 Notes under all Multi-Series Letters of Credit as of such date; provided, however, that only for purposes of calculating the Pro Rata Share with respect to any Multi-Series Letter of Credit Provider as of any date, if such Multi-Series Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under the Multi-Series Letter of Credit made prior to such date, the available amount under such Multi-Series Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Multi-Series Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee or the applicable Demand Note Issuer, as the case may be, for such amount (provided, however, that the foregoing calculation shall not in any manner reduce the undersigned’s actual liability in respect of any failure to pay any demand under the Multi-Series Letter of Credit).

“Reinvestment Yield” means, with respect to any Remaining Distribution Amount, the sum of (i) 0.25% and (ii) the greater of (x) 0% and (y) the U.S. Treasury Rate with respect to such Remaining Distribution Amount.

“Remaining Distribution Amount” means, with respect to each Applicable Distribution Date, the sum of (i) the sum of (x) an amount equal to the Class A Controlled Amortization Amount with respect to the Related Month immediately preceding such Applicable Distribution Date (or, if the Optional Repurchase Distribution Date occurs after the May 2027 Distribution Date, the Class A Controlled Distribution Amount with respect to the Related Month preceding the first such Applicable Distribution Date) and (y) the interest that will accrue on such amount from the Optional Repurchase Distribution Date to such Applicable Distribution Date at the Class A Note Rate, (ii) the sum of (x) an amount equal to the Class B Controlled Amortization Amount with respect to the Related Month immediately preceding such Applicable Distribution Date (or, if the Optional Repurchase Distribution Date occurs after the May 2027 Distribution Date, the Class B Controlled Distribution Amount with respect to the Related Month preceding the first such Applicable Distribution Date) and (y) the interest that will accrue on such amount from the Optional Repurchase Distribution Date to such Applicable Distribution Date at the Class B Note Rate, (iii) the sum of (x) an amount equal to the Class C Controlled Amortization Amount

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with respect to the Related Month immediately preceding such Applicable Distribution Date (or, if the Optional Repurchase Distribution Date occurs after the May 2027 Distribution Date, the Class C Controlled Distribution Amount with respect to the Related Month preceding the first such Applicable Distribution Date) and (y) the interest that will accrue on such amount from the Optional Repurchase Distribution Date to such Applicable Distribution Date at the Class C Note Rate and (iv) the sum of (x) an amount equal to the Class R Controlled Amortization Amount with respect to the Related Month immediately preceding such Applicable Distribution Date (or, if the Optional Repurchase Distribution Date occurs after the May 2027 Distribution Date, the Class R Controlled Amortization Amount with respect to the Related Month preceding the first such Applicable Distribution Date) and (y) the interest that will accrue on such amount from the Optional Repurchase Distribution Date to such Applicable Distribution Date at the Class R Note Rate.

“Required Controlling Class Series 2024-2 Noteholders” means (i) for so long as any Class A Notes are outstanding, Class A Noteholders holding more than 50% of the Class A Invested Amount, (ii) if no Class A Notes are outstanding and for so long as any Class B Notes are outstanding, Class B Noteholders holding more than 50% of the Class B Invested Amount, (iii) if no Class A Notes or Class B Notes are outstanding, Class C Noteholders holding more than 50% of the Class C Invested Amount and (iv) if no Class A Notes, Class B Notes or Class C Notes are outstanding, Class R Noteholders holding more than 50% Class R Invested Amount (excluding, for the purposes of making any of the foregoing calculations, any Series 2024-2 Notes held by ABCR or any Affiliate of ABCR unless ABCR or such Affiliate is the sole Series 2024-2 Noteholder).

“Requisite Series 2024-2 Noteholders” means Class A Noteholders, Class B Noteholders, Class C Noteholders and/or Class R Noteholders holding, in the aggregate, more than 50% of the Series 2024-2 Invested Amount (excluding, for the purposes of making the foregoing calculation, any Series 2024-2 Notes held by ABCR or any Affiliate of ABCR or such Affiliate unless ABCR is the sole Series 2024-2 Noteholder).

“Restricted Global Class A Note” is defined in Section 4.1.

“Restricted Global Class B Note” is defined in Section 4.1.

“Restricted Global Class C Note” is defined in Section 4.1.

“Restricted Global Class R Note” is defined in Section 4.1.

“Selected Fleet Market Value” means, with respect to all Adjusted Program Vehicles and all Non-Program Vehicles (excluding (i) any Unaccepted Program Vehicles, (ii) any Excluded Redesignated Vehicles and (iii) any other Non-Program Vehicles that are subject to a Manufacturer Program with an Eligible Non-Program Manufacturer with respect to which no Manufacturer Event of Default has occurred and is continuing) as of any date of determination, the sum of the respective Market Values of each such Adjusted Program Vehicle and each such Non-Program Vehicle, in each case subject to the AESOP I Operating Lease or the Finance Lease as of such date. For purposes of computing the Selected Fleet Market Value, the “Market Value” of an Adjusted Program Vehicle or a Non-Program Vehicle means the market value of such

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Vehicle as specified in the most recently published NADA Guide for the model class and model year of such Vehicle based on the average equipment and the average mileage of each Vehicle of such model class and model year then leased under the AESOP I Operating Lease and the Finance Lease; provided, however, that if the NADA Guide is not being published or the NADA Guide is being published but such Vehicle is not included therein, the Market Value of such Vehicle shall be based on the market value specified in the most recently published Finance Guide for the model class and model year of such Vehicle based on the average equipment and the average mileage of each Vehicle of such model class and model year then leased under the AESOP I Operating Lease or the Finance Lease; provided, further, that if the Finance Guide is being published but such Vehicle is not included therein, the Market Value of such Vehicle shall mean (x) in the case of an Adjusted Program Vehicle, the Adjusted Net Book Value of such Adjusted Program Vehicle and (y) in the case of a Non-Program Vehicle, the Net Book Value of such Non-Program Vehicle provided, further, that if the Finance Guide is not being published, the Market Value of such Vehicle shall be based on an independent third-party data source selected by the Administrator and approved by each Rating Agency that is rating any Series of Notes at the request of ABRCF based on the average equipment and average mileage of each Vehicle of such model class and model year then leased under the AESOP I Operating Lease or the Finance Lease; provided, further, that if no such third-party data source or methodology shall have been so approved or any such third-party data source or methodology is not available, the Market Value of such Vehicle shall be equal to a reasonable estimate of the wholesale market value of such Vehicle as determined by the Administrator, based on the Net Book Value of such Vehicle and any other factors deemed relevant by the Administrator.

“Series 2010-6 Notes” means the Series of Notes designated as the Series 2010-6 Notes.

“Series 2011-4 Notes” means the Series of Notes designated as the Series 2011-4 Notes.

“Series 2015-3 Notes” means the Series of Notes designated as the Series 2015-3 Notes.

“Series 2018-2 Notes” means the Series of Notes designated as the Series 2018-2 Notes.

“Series 2019-2 Notes” means the Series of Notes designated as the Series 2019-2 Notes.

“Series 2019-3 Notes” means the Series of Notes designated as the Series 2019-3 Notes.

“Series 2020-1 Notes” means the Series of Notes designated as the Series 2020-1 Notes.

“Series 2020-2 Notes” means the Series of Notes designated as the Series 2020-2 Notes.

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“Series 2021-1 Notes” means the Series of Notes designated as the Series 2021-1 Notes.

“Series 2021-2 Notes” means the Series of Notes designated as the Series 2021-2 Notes.

“Series 2022-1 Notes” means the Series of Notes designated as the Series 2022-1 Notes.

“Series 2022-3 Notes” means the Series of Notes designated as the Series 2022-3 Notes.

“Series 2022-4 Notes” means the Series of Notes designated as the Series 2022-4 Notes.

“Series 2022-5 Notes” means the Series of Notes designated as the Series 2022-5 Notes.

“Series 2023-1 Notes” means the Series of Notes designated as the Series 2023-1 Notes.

“Series 2023-2 Notes” means the Series of Notes designated as the Series 2023-2 Notes.

“Series 2023-3 Notes” means the Series of Notes designated as the Series 2023-3 Notes.

“Series 2023-4 Notes” means the Series of Notes designated as the Series 2023-4 Notes.

“Series 2023-5 Notes” means the Series of Notes designated as the Series 2023-5 Notes.

“Series 2023-6 Notes” means the Series of Notes designated as the Series 2023-6 Notes.

“Series 2023-7 Notes” means the Series of Notes designated as the Series 2023-7 Notes.

“Series 2023-8 Notes” means the Series of Notes designated as the Series 2023-8 Notes.

“Series 2024-1 Notes” means the Series of Notes designated as the Series 2024-1 Notes.

“Series 2024-2 Accounts” means each of the Series 2024-2 Distribution Account, the Series 2024-2 Reserve Account, the Series 2024-2 Collection Account, the Series 2024-2 Excess Collection Account and the Series 2024-2 Accrued Interest Account.

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“Series 2024-2 Accrued Interest Account” is defined in Section 2.1(b).

“Series 2024-2 AESOP I Operating Lease Loan Agreement Borrowing Base” means, as of any date of determination, the product of (a) the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of such date and (b) the excess of (i) the AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (ii) the Moody’s Excluded Manufacturer Amount as of such date.

“Series 2024-2 AESOP I Operating Lease Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage (which percentage shall never exceed 100%), the numerator of which is the Series 2024-2 Required AESOP I Operating Lease Vehicle Amount as of such date and the denominator of which is the sum of the Required AESOP I Operating Lease Vehicle Amounts for all Series of Notes as of such date.

“Series 2024-2 Agent” is defined in the recitals hereto.

“Series 2024-2 Allocated Cash Amount” means, as of any date of determination, an amount equal to (x) all cash on deposit in the Collection Account as of such date times (y) the Series 2024-2 Invested Percentage (calculated with respect to Principal Collections) as of such date.

“Series 2024-2 Allocated Multi-Series Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the Series 2024-2 Allocated Multi-Series Letter of Credit Liquidity Amount on such date and (b) the aggregate outstanding principal amount of the Series 2024-2 Demand Notes on such date.

“Series 2024-2 Allocated Multi-Series Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the Series 2024-2 Applicable Multi-Series L/C Amount as of such date under each Multi-Series Letters of Credit on which no draw has been made pursuant to Section 2.8(c), and (b) if the Series 2024-2 Cash Collateral Account has been established and funded pursuant to Section 2.8, the Series 2024-2 Available Cash Collateral Account Amount on such date.

“Series 2024-2 Applicable Multi-Series L/C Amount” means, as of any date of determination, an amount equal to the sum, for each Multi-Series Letter of Credit, of (1) the aggregate amount available to be drawn on such date under such Multi-Series Letter of Credit times (2) an amount (expressed as a percentage) equal to the Series 2024-2 Required Liquidity Amount divided by “Required Liquidity Amount” for each applicable Series for which such Multi-Series Letter of Credit is providing credit enhancement.

“Series 2024-2 Available Cash Collateral Account Amount” means, as of any date of determination, the amount on deposit in the Series 2024-2 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series 2024-2 Available Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Series 2024-2 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

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“Series 2024-2 Cash Collateral Account” is defined in Section 2.8(f).

“Series 2024-2 Cash Collateral Account Collateral” is defined in Section 2.8(a).

“Series 2024-2 Cash Collateral Account Surplus” means, with respect to any Distribution Date, the lesser of (a) the Series 2024-2 Available Cash Collateral Account Amount and (b) the lesser of (A) the excess, if any, of the Series 2024-2 Liquidity Amount (after giving effect to any withdrawal from the Series 2024-2 Reserve Account on such Distribution Date) over the Series 2024-2 Required Liquidity Amount on such Distribution Date and (B) the excess, if any, of the Series 2024-2 Enhancement Amount (after giving effect to any withdrawal from the Series 2024-2 Reserve Account on such Distribution Date) over the Series 2024-2 Required Enhancement Amount on such Distribution Date; provided, however, that, on any date after the Multi-Series Letter of Credit Termination Date, the Series 2024-2 Cash Collateral Account Surplus shall mean the excess, if any, of (x) the Series 2024-2 Available Cash Collateral Account Amount over (y) the Series 2024-2 Demand Note Payment Amount minus the Pre-Preference Period Demand Note Payments as of such date.

“Series 2024-2 Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2024-2 Available Cash Collateral Account Amount as of such date and the denominator of which is the Series 2024-2 Allocated Multi-Series Letter of Credit Liquidity Amount as of such date.

“Series 2024-2 Closing Date” means March 12, 2024.

“Series 2024-2 Collateral” means the Collateral, the Multi-Series Letters of Credit, each Series 2024-2 Demand Note, the Series 2024-2 Distribution Account Collateral, the Series 2024-2 Cash Collateral Account Collateral and the Series 2024-2 Reserve Account Collateral.

“Series 2024-2 Collection Account” is defined in Section 2.1(b).

“Series 2024-2 Controlled Amortization Period” means the period commencing upon the close of business on March 31, 2027 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 2024-2 Rapid Amortization Period, (ii) the date on which the Series 2024-2 Notes are fully paid and (iii) the termination of the Indenture.

“Series 2024-2 Demand Note” means each demand note made by a Demand Note Issuer, substantially in the form of Exhibit E, as amended, modified or restated from time to time.

“Series 2024-2 Demand Note Payment Amount” means, as of the Multi-Series Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the Series 2024-2 Demand Notes pursuant to Section 2.5(b) or (c) that were deposited into the Series 2024-2 Distribution Account and paid to the Series 2024-2 Noteholders during the one year period ending on the Multi-Series Letter of Credit Termination Date; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to a Demand Note Issuer shall have occurred during such one year period, the Series 2024-2 Demand Note Payment Amount

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as of the Multi-Series Letter of Credit Termination Date shall equal the Series 2024-2 Demand Note Payment Amount as if it were calculated as of the date of such occurrence.

“Series 2024-2 Deposit Date” is defined in Section 2.2.

“Series 2024-2 Distribution Account” is defined in Section 2.9(a).

“Series 2024-2 Distribution Account Collateral” is defined in Section 2.9(d).

“Series 2024-2 Eligible Letter of Credit Provider” means a Person satisfactory to ABCR and the Demand Note Issuers and having, at the time of the issuance of the related Multi-Series Letter of Credit, a long-term senior unsecured debt rating (or the equivalent thereof) of at least “Al” from Moody’s and at least “A+” from Fitch and a short-term senior unsecured debt rating of at least “P-1” from Moody’s and at least “F1” from Fitch that is (a) a commercial bank having total assets in excess of $500,000,000, (b) a finance company, insurance company or other financial institution that in the ordinary course of business issues letters of credit and has total assets in excess of $200,000,000 or (c) any other financial institution; provided, however, that if a Person is not a Multi-Series Letter of Credit Provider (or a letter of credit provider under the Series Supplement for any other Series of Notes), then such Person shall not be a Series 2024-2 Eligible Letter of Credit Provider until ABRCF has provided 10 days’ prior notice to the Rating Agencies that such Person has been proposed as a Multi-Series Letter of Credit Provider.

“Series 2024-2 Enhancement” means the Series 2024-2 Cash Collateral Account Collateral, the Multi-Series Letters of Credit, the Series 2024-2 Demand Notes, the Series 2024-2 Overcollateralization Amount and the Series 2024-2 Required Reserve Account Amount.

“Series 2024-2 Enhancement Amount” means, as of any date of determination, the sum of (i) the Series 2024-2 Overcollateralization Amount as of such date, (ii) the Series 2024-2 Allocated Multi-Series Letter of Credit Amount as of such date, (iii) the Series 2024-2 Available Reserve Account Amount as of such date and (iv) the amount of cash and Permitted Investments on deposit in the Series 2024-2 Collection Account (not including amounts allocable to the Series 2024-2 Accrued Interest Account) and the Series 2024-2 Excess Collection Account as of such date.

“Series 2024-2 Enhancement Deficiency” means, on any date of determination, the amount by which the Series 2024-2 Enhancement Amount is less than the Series 2024-2 Required Enhancement Amount as of such date.

“Series 2024-2 Excess Collection Account” is defined in Section 2.1(b).

“Series 2024-2 Excess Tesla Percentage” means, as of any date of determination, the greater of (1) zero and (2) the percentage equal to (x) a fraction (expressed as a percentage) equal to the aggregate Net Book Value of all Vehicles manufactured by Tesla and leased under the Leases divided by the aggregate Net Book Value of all Vehicles leased under the Leases minus (y) 15 percentage points.

“Series 2024-2 Expected Final Distribution Date” means the October 2027 Distribution Date.

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“Series 2024-2 Final Distribution Date” means the October 2028 Distribution Date.

“Series 2024-2 Interest Period” means a period commencing on and including the 20th day of each calendar month and ending on and including the 19th day in the following calendar month; provided, however, that the initial Series 2024-2 Interest Period shall commence on and include the Series 2024-2 Closing Date and end on and include April 19, 2024.

“Series 2024-2 Invested Amount” means, as of any date of determination, the sum of the Class A Invested Amount as of such date, the Class B Invested Amount as of such date, the Class C Invested Amount as of such date and the Class R Invested Amount as of such date.

“Series 2024-2 Invested Percentage” means as of any date of determination:

(a)       when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be equal to the sum of the Series 2024-2 Invested Amount and the Series 2024-2 Overcollateralization Amount, determined during the Series 2024-2 Revolving Period as of the end of the Related Month (or, until the end of the initial Related Month, on the Series 2024-2 Closing Date), or, during the Series 2024-2 Controlled Amortization Period and the Series 2024-2 Rapid Amortization Period, as of the end of the Series 2024-2 Revolving Period, and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 2024-2 Closing Date, and (II) as of the same date as in clause (I), the sum of the numerators used to determine the invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes); and

(b)       when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be the Accrued Amounts with respect to the Series 2024-2 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

“Series 2024-2 Lease Interest Payment Deficit” means, on any Distribution Date, an amount equal to the excess, if any, of (1) the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 2.2(a), (b), (c) or (d) would have been allocated to the Series 2024-2 Accrued Interest Account if all payments of Monthly Base Rent required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to Section 2.2(a), (b), (c) or (d) have been allocated to the Series 2024-2 Accrued Interest Account (excluding any amounts paid into the Series 2024-2 Accrued Interest Account pursuant to the proviso in Sections 2.2(c)(ii) and/or 2.2(d)(ii)) from and excluding the preceding Distribution Date to and including the Business Day immediately preceding such Distribution Date over (2) the Class R Monthly Interest with respect to the Series 2024-2 Interest Period ended on the day preceding such Distribution Date.

“Series 2024-2 Lease Payment Deficit” means either a Series 2024-2 Lease Interest Payment Deficit or a Series 2024-2 Lease Principal Payment Deficit.

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“Series 2024-2 Lease Principal Payment Carryover Deficit” means (a) for the initial Distribution Date, zero and (b) for any other Distribution Date, the excess of (x) the Series 2024-2 Lease Principal Payment Deficit, if any, on the preceding Distribution Date over (y) the amount deposited in the Distribution Account on such preceding Distribution Date pursuant to Section 2.5(b) on account of such Series 2024-2 Lease Principal Payment Deficit.

“Series 2024-2 Lease Principal Payment Deficit” means on any Distribution Date, the sum of (a) the Series 2024-2 Monthly Lease Principal Payment Deficit for such Distribution Date and (b) the Series 2024-2 Lease Principal Payment Carryover Deficit for such Distribution Date.

“Series 2024-2 Limited Liquidation Event of Default” means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (g) of Article III; provided, however, that any event or condition of the type specified in clauses (a) through (g) of Article III shall not constitute a Series 2024-2 Limited Liquidation Event of Default if the Trustee shall have received the written consent of the Requisite Series 2024-2 Noteholders waiving the occurrence of such Series 2024-2 Limited Liquidation Event of Default. The Trustee shall promptly (but in any event within two (2) days) provide the Rating Agencies with written notice of such waiver.

“Series 2024-2 Liquidity Amount” means, as of any date of determination, the sum of (a) the Series 2024-2 Allocated Multi-Series Letter of Credit Liquidity Amount on such date and (b) the Series 2024-2 Available Reserve Account Amount on such date.

“Series 2024-2 Maximum Amounts” means, collectively, the Series 2024-2 Maximum Jaguar Amount, Series 2024-2 Maximum Tesla Amount, the Series 2024-2 Maximum Land Rover Amount, the Series 2024-2 Maximum Mitsubishi Amount, the Series 2024-2 Maximum Isuzu Amount, the Series 2024-2 Maximum Subaru Amount, the Series 2024-2 Maximum Hyundai Amount, the Series 2024-2 Maximum Kia Amount, the Series 2024-2 Maximum Suzuki Amount, the Series 2024-2 Maximum Specified States Amount (if applicable), the Series 2024-2 Maximum Non-Perfected Vehicle Amount, the Series 2024-2 Maximum Non-Eligible Manufacturer Amount and the Series 2024-2 Maximum Medium/Heavy Duty Truck Amount.

“Series 2024-2 Maximum Hyundai Amount” means, as of any day, an amount equal to 55% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2024-2 Maximum Isuzu Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2024-2 Maximum Jaguar Amount” means, as of any day, an amount equal to 12.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2024-2 Maximum Kia Amount” means, as of any day, an amount equal to 55% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

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“Series 2024-2 Maximum Land Rover Amount” means, as of any day, an amount equal to 12.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2024-2 Maximum Medium/Heavy Duty Truck Amount” means, as of any day, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2024-2 Maximum Mitsubishi Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2024-2 Maximum Non-Eligible Manufacturer Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2024-2 Maximum Non-Perfected Vehicle Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2024-2 Maximum Specified States Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2024-2 Maximum Subaru Amount” means, as of any day, an amount equal to 12.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2024-2 Maximum Suzuki Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2024-2 Maximum Tesla Amount” means, as of any day, an amount equal to 25% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2024-2 Monthly Lease Principal Payment Deficit” means, on any Distribution Date, an amount equal to the excess, if any, of (1) the excess, if any, of (a) the aggregate amount of Principal Collections which pursuant to Section 2.2(a), (b), (c) or (d) would have been allocated to the Series 2024-2 Collection Account if all payments required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Principal Collections which pursuant to Section 2.2(a), (b), (c) or (d) have been allocated to the Series 2024-2 Collection Account (without giving effect to any amounts paid into the Series 2024-2 Accrued Interest Account pursuant to the proviso in Sections 2.2(c)(ii) and/or 2.2(d)(ii)) from and excluding the preceding Distribution Date to and including the Business Day immediately preceding such Distribution Date over (2) the principal due and payable with respect to the Class R Notes on such Distribution Date.

“Series 2024-2 Moody’s Highest Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the

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aggregate Net Book Value of all Vehicles (other than “medium duty” and “heavy duty” trucks) leased under the AESOP I Operating Lease that are either not subject to a Manufacturer Program or not eligible for repurchase under a Manufacturer Program as of such date and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

“Series 2024-2 Moody’s Highest Enhancement Rate” means, as of any date of determination, the sum of (a) 27.65%, (b) the greater of (x) the highest, for any calendar month within the preceding 12 calendar months, of an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) the highest, for any calendar month within the preceding 3 calendar months, of an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred) and (c) a percentage equal to the product of (x) the Series 2024-2 Excess Tesla Percentage and (y) 10%.

“Series 2024-2 Moody’s Intermediate Enhanced Vehicle Percentage” means, as of any date of determination, 100% minus the sum of (a) the Series 2024-2 Moody’s Lowest Enhanced Vehicle Percentage, (b) the Series 2024-2 Moody’s Highest Enhanced Vehicle Percentage and (c) the Series 2024-2 Moody’s Trucks Percentage.

“Series 2024-2 Moody’s Intermediate Enhancement Rate” means, as of any date of determination, 16.15%.

“Series 2024-2 Moody’s Lowest Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the sum, without duplication, of (1) the aggregate Net Book Value of all Program Vehicles (other than “medium duty” and “heavy duty” trucks) leased under the AESOP I Operating Lease that are manufactured by Eligible Program Manufacturers having a long-term corporate family rating of “Baa3” or higher from Moody’s as of such date (or, if any Eligible Program Manufacturer does not have a long-term corporate family rating from Moody’s as of such date, a long-term senior unsecured debt rating of at least “Ba1” from Moody’s as of such date), and (2) so long as any Eligible Non-Program Manufacturer has a long-term corporate family rating of “Baa3” or higher from Moody’s as of such date (or, if any Eligible Non-Program Manufacturer does not have a long-term corporate family rating from Moody’s as of such date, a long-term senior unsecured debt rating of at least “Ba1” from Moody’s as of such date) and no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles (other than “medium duty” and “heavy duty” trucks) leased under the AESOP I Operating Lease manufactured by each such Eligible Non-Program Manufacturer that are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

“Series 2024-2 Moody’s Lowest Enhancement Rate” means, as of any date of determination, 12.65%.

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“Series 2024-2 Moody’s Required Enhancement Amount” means, as of any date of determination, the product of (i) the Series 2024-2 Moody’s Required Enhancement Percentage as of such date and (ii) an amount equal to the Series 2024-2 Senior Invested Amount as of such date minus the Series 2024-2 Allocated Cash Amount.

“Series 2024-2 Moody’s Required Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of (A) the Series 2024-2 Moody’s Lowest Enhancement Rate as of such date and (B) the Series 2024-2 Moody’s Lowest Enhanced Vehicle Percentage as of such date, (ii) the product of (A) the Series 2024-2 Moody’s Intermediate Enhancement Rate as of such date and (B) the Series 2024-2 Moody’s Intermediate Enhanced Vehicle Percentage as of such date, (iii) the product of (A) the Series 2024-2 Moody’s Highest Enhancement Rate as of such date and (B) the Series 2024-2 Moody’s Highest Enhanced Vehicle Percentage as of such date and (iv) the product of (A) the Series 2024-2 Moody’s Trucks Enhancement Rate as of such date and (B) the Series 2024-2 Moody’s Trucks Percentage as of such date.

“Series 2024-2 Moody’s Trucks Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are that are “medium duty” or “heavy duty” trucks as of such date and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

“Series 2024-2 Moody’s Trucks Enhancement Rate” means, as of any date of determination, 35.80%.

“Series 2024-2 Note Owner” means each beneficial owner of a Series 2024-2 Note.

“Series 2024-2 Noteholder” means any Class A Noteholder, any Class B Noteholder, any Class C Noteholder, any Class R Noteholder or, if the Class D Notes have been issued, any Class D Noteholder.

“Series 2024-2 Notes” means, collectively, the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes (if issued), and the Class R Notes.

“Series 2024-2 Overcollateralization Amount” means the excess, if any, of (x) the Series 2024-2 AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (y) the Series 2024-2 Senior Invested Amount as of such date.

“Series 2024-2 Past Due Rent Payment” is defined in Section 2.2(g).

“Series 2024-2 Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2024-2 Invested Amount as of such date and the denominator of which is the Aggregate Invested Amount as of such date.

“Series 2024-2 Principal Allocation” is defined in Section 2.2(a)(ii).

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“Series 2024-2 Rapid Amortization Period” means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2024-2 Notes and ending upon the earliest to occur of (i) the date on which the Series 2024-2 Notes are fully paid, (ii) the Series 2024-2 Final Distribution Date and (iii) the termination of the Indenture.

“Series 2024-2 Reimbursement Agreement” means any and each agreement providing for the reimbursement of a Multi-Series Letter of Credit Provider for draws under its Multi-Series Letter of Credit as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Series 2024-2 Repurchase Amount” is defined in Section 5.1(a).

“Series 2024-2 Required AESOP I Operating Lease Vehicle Amount” means, as of any date of determination, the sum of the Series 2024-2 Invested Amount and the Series 2024-2 Required Overcollateralization Amount as of such date.

“Series 2024-2 Required Enhancement Amount” means, as of any date of determination, the sum (without duplication) of (i) the Series 2024-2 Moody’s Required Enhancement Amount as of such date, (ii) the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of such date over the Series 2024-2 Maximum Mitsubishi Amount as of such date, (iii) the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Isuzu and leased under the Leases as of such date over the Series 2024-2 Maximum Isuzu Amount as of such date, (iv) the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Subaru and leased under the Leases as of such date over the Series 2024-2 Maximum Subaru Amount as of such date, (v) the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Hyundai and leased under the Leases as of such date over the Series 2024-2 Maximum Hyundai Amount as of such date, (vi) the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia and leased under the Leases as of such date over the Series 2024-2 Maximum Kia Amount as of such date, (vii) the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Suzuki and leased under the Leases as of such date over the Series 2024-2 Maximum Suzuki Amount as of such date, (viii) the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Tesla and leased under the Leases as of such date over the Series 2024-2 Maximum Tesla Amount as of such date, (ix) the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Land Rover and leased under the Leases as of such date over the Series 2024-2 Maximum Land Rover Amount as of such date, (x) the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of the

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immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Jaguar and leased under the Leases as of such date over the Series 2024-2 Maximum Jaguar Amount as of such date, (xi) the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of (x) Springing Amendment Condition (Non-Perfected Lien) is not satisfied, the Specified States Amount as of such date over the Series 2024-2 Maximum Specified States Amount or (y) if the Springing Amendment Condition (Non-Perfected Lien) is satisfied, the Net Book Value of all Vehicles leased under the Operating Leases with respect to which the lien under the Indenture is not perfected through a notation of such lien on the Certificate of Title or otherwise over the Series 2024-2 Maximum Non-Perfected Vehicle Amount (as applicable) as of such date, (xii) the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Non-Eligible Manufacturer Amount as of such date over the Series 2024-2 Maximum Non-Eligible Manufacturer Amount as of such date and (xiii) if the Springing Amendment Condition (Trucks) has been satisfied, the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Net Book Value of all Vehicles leased under the Leases as of such date that were “medium duty” or “heavy duty” trucks at the time of acquisition over the Series 2024-2 Maximum Medium/Heavy Duty Truck Amount as of such date.

“Series 2024-2 Required Liquidity Amount” means, as of any date of determination, an amount equal to the product of 3.50% and the Series 2024-2 Senior Invested Amount as of such date.

“Series 2024-2 Required Overcollateralization Amount” means, as of any date of determination, the excess, if any, of the Series 2024-2 Required Enhancement Amount over the sum of (i) the Series 2024-2 Allocated Multi-Series Letter of Credit Amount as of such date, (ii) the Series 2024-2 Available Reserve Account Amount on such date and (iii) the amount of cash and Permitted Investments on deposit in the Series 2024-2 Collection Account (not including amounts allocable to the Series 2024-2 Accrued Interest Account) and the Series 2024-2 Excess Collection Account on such date.

“Series 2024-2 Required Reserve Account Amount” means, for any date of determination, an amount equal to the greater of (a) the excess, if any, of the Series 2024-2 Required Liquidity Amount as of such date over the Series 2024-2 Allocated Multi-Series Letter of Credit Liquidity Amount as of such date and (b) the excess, if any, of the Series 2024-2 Required Enhancement Amount as of such date over the Series 2024-2 Enhancement Amount (excluding therefrom the Series 2024-2 Available Reserve Account Amount and calculated after giving effect to any payments of principal to be made on the Series 2024-2 Notes) as of such date.

“Series 2024-2 Reserve Account” is defined in Section 2.7(a).

“Series 2024-2 Reserve Account Collateral” is defined in Section 2.7(d).

“Series 2024-2 Reserve Account Surplus” means, with respect to any Distribution Date, the excess, if any, of the Series 2024-2 Available Reserve Account Amount over the Series 2024-2 Required Reserve Account Amount on such Distribution Date.

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“Series 2024-2 Revolving Period” means the period from and including the Series 2024-2 Closing Date to the earlier of (i) the commencement of the Series 2024-2 Controlled Amortization Period and (ii) the commencement of the Series 2024-2 Rapid Amortization Period.

“Series 2024-2 Senior Invested Amount” means, on any date, the sum of the Class A Invested Amount on such date, the Class B Invested Amount on such date and the Class C Invested Amount on such date.

“Series 2024-2 Senior Monthly Interest” means, with respect to any Distribution Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest, in each case with respect to the Series 2024-2 Interest Period ended on the day preceding such Distribution Date.

“Series 2024-2 Senior Notes” means, collectively, the Class A Notes, the Class B Notes and the Class C Notes.

“Series 2024-2 Shortfall” means, on any Distribution Date, the sum of the Class A Shortfall, the Class B Shortfall and the Class C Shortfall on such Distribution Date.

“Series 2024-2 Termination Date” means the October 2028 Distribution Date.

“Series 2024-2 Trustee’s Fees” means, for any Distribution Date during the Series 2024-2 Rapid Amortization Period on which there exists a Series 2024-2 Lease Interest Payment Deficit, a portion of the fees payable to the Trustee in an amount equal to the product of (i) the Series 2024-2 Percentage as of the beginning of the Series 2024-2 Interest Period ending on the day preceding such Distribution Date and (ii) the fees owing to the Trustee under the Base Indenture; provided, however, that the Series 2024-2 Trustee’s Fees in the aggregate for all Distribution Dates shall not exceed 1.1% of the Series 2024-2 Required AESOP I Operating Lease Vehicle Amount as of the last day of the Series 2024-2 Revolving Period.

“Series 2024-3 Notes” means the Series of Notes designated as the Series 2024-3 Notes.

“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the NYFRB’s Website, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Springing Amendment Condition (Non-Perfected Lien)” means a condition that will be satisfied if ABRCF confirms to the Trustee in writing that is has implemented, in accordance with the terms of the Related Documents, the amendments set forth in Exhibits I, J, K, L, M, N and Q that ABRCF has determined are required to remove the limitations in the Related Documents related to Vehicles titled in Ohio, Oklahoma and Nebraska (the liens on which are not

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perfected) and replace such references with limitations that would allow a limited amount of Vehicles titled anywhere in the United States to be subject to liens that are not perfected.

“Springing Amendment Condition (Trucks)” means a condition that will be satisfied if ABRCF confirms to the Trustee in writing that is has implemented, in accordance with the terms of the Related Documents, the amendments set forth in Exhibits I, J, K, L, M, N and Q that ABRCF has determined are required to allow for “medium duty” and “heavy duty” trucks to be considered an “Eligible Vehicle” under the Base Indenture.

“Supplement” is defined in the preamble hereto.

“Temporary Global Class A Note” is defined in Section 4.2.

“Temporary Global Class B Note” is defined in Section 4.2.

“Temporary Global Class C Note” is defined in Section 4.2.

“Temporary Global Class R Note” is defined in Section 4.2.

“Temporary Global Series 2024-2 Notes” is defined in Section 4.2.

“Termination Date Disbursement” means an amount drawn under a Multi-Series Letter of Credit pursuant to a Certificate of Termination Date Demand.

“Termination Disbursement” means an amount drawn under a Multi-Series Letter of Credit pursuant to a Certificate of Termination Demand.

“Trustee” is defined in the recitals hereto.

“Unpaid Demand Note Disbursement” means an amount drawn under a Multi-Series Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Risk Retention Rules” means the federal interagency credit risk retention rules, codified at 17 C.F.R. Part 246.

“U.S. Treasury Rate” means, with respect to any Remaining Distribution Amount, a rate determined one Business Day prior to the Optional Repurchase Distribution Date that is equal to the U.S. Treasury rate on such date (determined by reference to Bloomberg Financial Markets Commodities News) with a maturity equal to the period from such Optional Repurchase Distribution Date to the Applicable Distribution Date with respect to such Remaining Distribution Amount (or, if such maturity is unavailable, such rate shall be determined by linear interpolation using the U.S. Treasury rates with the two closest maturities to such period).

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(c)       Any amounts calculated by reference to the Series 2024-2 Invested Amount (or any component thereof) on any date shall, unless otherwise stated, be calculated after giving effect to any payment of principal made to the applicable Class A Noteholders, applicable Class B Noteholders, applicable Class C Noteholders and applicable Class R Noteholders on such date.

ARTICLE II

SERIES 2024-2 ALLOCATIONS

With respect to the Series 2024-2 Notes, the following shall apply:

Section 2.1.         Establishment of Series 2024-2 Collection Account, Series 2024-2 Excess Collection Account and Series 2024-2 Accrued Interest Account.

(a)       All Collections allocable to the Series 2024-2 Notes shall be allocated to the Collection Account.

(b)         The Trustee will create three administrative subaccounts within the Collection Account for the benefit of the Series 2024-2 Noteholders: the Series 2024-2 Collection Account (such sub-account, the “Series 2024-2 Collection Account”), the Series 2024-2 Excess Collection Account (such sub-account, the “Series 2024-2 Excess Collection Account”) and the Series 2024-2 Accrued Interest Account (such sub-account, the “Series 2024-2 Accrued Interest Account”).

Section 2.2.         Allocations with Respect to the Series 2024-2 Notes. The net proceeds from the initial sale of the Class A Notes, Class B Notes, Class C Notes and Class R Notes will be deposited into the Collection Account on the Series 2024-2 Closing Date and the net proceeds from any issuance of Class D Notes and Additional Class R Notes shall be deposited into the Collection Account on the Additional Notes Closing Date. On each Business Day on which Collections are deposited into the Collection Account (each such date, a “Series 2024-2 Deposit Date”), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all amounts deposited into the Collection Account in accordance with the provisions of this Section 2.2.

(a)         Allocations of Collections During the Series 2024-2 Revolving Period. During the Series 2024-2 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on each Series 2024-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)         allocate to the Series 2024-2 Collection Account an amount equal to the Series 2024-2 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day. All such amounts allocated to the Series 2024-2 Collection Account shall be further allocated to the Series 2024-2 Accrued Interest Account; and

(ii)         allocate to the Series 2024-2 Excess Collection Account an amount equal to the Series 2024-2 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the “Series 2024-2 Principal Allocation”).

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(b)         Allocations of Collections During the Series 2024-2 Controlled Amortization Period. With respect to the Series 2024-2 Controlled Amortization Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2024-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)         allocate to the Series 2024-2 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 2024-2 Accrued Interest Account; and

(ii)         allocate to the Series 2024-2 Collection Account an amount equal to the Series 2024-2 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Series 2024-2 Notes in accordance with Section 2.5, (A) first, in respect of the Class A Notes in an amount equal to the Class A Controlled Distribution Amount, (B) second, in respect of the Class B Notes in an amount equal to the Class B Controlled Distribution Amount, (C) third, in respect of the Class C Notes in an amount equal to the Class C Controlled Distribution Amount and (D) fourth, in respect of the Class R Notes in an amount equal to the Class R Controlled Amortization Amount, in each case with respect to the Related Month; provided, however, that if the Monthly Total Principal Allocation exceeds the sum of the Class A Controlled Distribution Amount, the Class B Controlled Distribution Amount, the Class C Controlled Distribution Amount and the Class R Controlled Amortization Amount, in each case with respect to the Related Month, then the amount of such excess shall be allocated to the Series 2024-2 Excess Collection Account.

(c)         Allocations of Collections During the Series 2024-2 Rapid Amortization Period. With respect to the Series 2024-2 Rapid Amortization Period, other than after the occurrence of an Event of Bankruptcy with respect to ABCR, any other Lessee or any Permitted Sublessee, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2024-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)         allocate to the Series 2024-2 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 2024-2 Accrued Interest Account; and

(ii)         allocate to the Series 2024-2 Collection Account an amount equal to the Series 2024-2 Principal Allocation for such day, which amount shall be used in accordance with Section 2.5 to make principal payments in respect of the Class A Notes until the Class A Notes have been paid in full, and after the Class A Notes have been paid in full shall be used to make principal payments in respect of the Class B Notes until the Class B Notes have been paid in full, and after the Class A Notes and the Class B Notes have been paid in full shall be used to make principal payments in respect of the Class C Notes until the Class C Notes have been paid in full, and after the Class A Notes, the Class B Notes and the Class C Notes have been paid in full (including interest thereon) shall be used to make principal payments in respect of the Class R Notes until the Class R Notes have been paid in full; provided, however, that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2024-2 Notes and other amounts available

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pursuant to Section 2.3 to pay the sum of (x) the Series 2024-2 Senior Monthly Interest for the next succeeding Distribution Date and (y) any unpaid Series 2024-2 Shortfall on such Distribution Date (together with interest on such Series 2024-2 Shortfall) will be less than the sum of (I) the Series 2024-2 Senior Monthly Interest for such Distribution Date and (II) such Series 2024-2 Shortfall (together with interest thereon) and (B) the Series 2024-2 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2024-2 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2024-2 Enhancement Amount to the Series 2024-2 Accrued Interest Account to be treated as Interest Collections on such Distribution Date; provided further, however, that if on any Determination Date the Administrator determines that, after giving effect the preceding proviso, the amount anticipated to be available from Interest Collections allocable to the Series 2024-2 Notes and other amounts available pursuant to Section 2.3 to pay the sum of (x) the Series 2024-2 Senior Monthly Interest for the next succeeding Distribution Date and (y) any unpaid Series 2024-2 Shortfall on such Distribution Date (together with interest on such Series 2024-2 Shortfall) will be less than the sum of (I) the Series 2024-2 Senior Monthly Interest for such Distribution Date and (II) such Series 2024-2 Shortfall (together with interest thereon), then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2024-2 Notes during the Related Month equal to the lesser of (1) the amount of such Principal Collections that is anticipated to remain after the payment of the Series 2024-2 Senior Invested Amount in full, and (2) any such interest due and owing in respect of the Class A Notes, the Class B Notes or the Class C Notes to the 2024-2 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.

(d)         Allocations of Collections after the Occurrence of an Event of Bankruptcy. After the occurrence of an Event of Bankruptcy with respect to ABCR, any other Lessee or any Permitted Sublessee, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2024-2 Deposit Date, all amounts attributable to the AESOP I Operating Lease Loan Agreement deposited into the Collection Account as set forth below:

(i)         allocate to the Series 2024-2 Collection Account an amount equal to the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections made under the AESOP I Operating Lease Loan Agreement for such day. All such amounts allocated to the Series 2024-2 Collection Account shall be further allocated to the Series 2024-2 Accrued Interest Account; and

(ii)         allocate to the Series 2024-2 Collection Account an amount equal to the Series 2024-2 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections made under the AESOP I Operating Lease Loan Agreement, which amount shall be used in accordance with Section 2.5, to make principal payments in respect of the Class A Notes until the Class A Notes have been paid in full, and after the Class A Notes have been paid in full shall be used to make principal payments in respect of the Class B Notes until the Class B Notes have been paid in full, and after the Class A Notes and the Class B Notes have been paid in full shall be used to make principal payments in respect of the Class C Notes until the Class C Notes have been paid in full, and after the Class A Notes, the Class B Notes and the Class C Notes have been paid in full (including interest thereon), shall be used to make principal payments in respect of the Class R

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Notes until the Class R Notes have been paid in full; provided, however, that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2024-2 Notes and other amounts available pursuant to Section 2.3 to pay the sum of (x) the Series 2024-2 Senior Monthly Interest for the next succeeding Distribution Date and (y) any unpaid Series 2024-2 Shortfall on such Distribution Date (together with interest on such Series 2024-2 Shortfall) will be less than the sum of (I) the Series 2024-2 Senior Monthly Interest for such Distribution Date and (II) such Series 2024-2 Shortfall (together with interest thereon) and (B) the Series 2024-2 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2024-2 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2024-2 Enhancement Amount to the Series 2024-2 Accrued Interest Account to be treated as Interest Collections on such Distribution Date; provided further, however, that if on any Determination Date the Administrator determines that, after giving effect the preceding proviso, the amount anticipated to be available from Interest Collections allocable to the Series 2024-2 Notes and other amounts available pursuant to Section 2.3 to pay the sum of (x) the Series 2024-2 Senior Monthly Interest for the next succeeding Distribution Date and (y) any unpaid Series 2024-2 Shortfall on such Distribution (together with interest in such Series 2024-2 Shortfall), will be less than the sum of (I) the Series 2024-2 Senior Monthly Interest for such Distribution Date and (II) such Series 2024-2 Shortfall (together with interest thereon), then the Administrator shall direct the Trustee in writing to reallocate any portion of the Principal Collections allocated to the Series 2024-2 Notes during the Related Month equal to the lesser of (1) the amount of such Principal Collections that is anticipated to remain after the payment of the Series 2024-2 Senior Invested Amount in full, and (2) any such interest due and owing in respect of the Class A Notes, the Class B Notes or the Class C Notes to the 2024-2 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.

(e)         Series 2024-2 Excess Collection Account. Amounts allocated to the Series 2024-2 Excess Collection Account on any Series 2024-2 Deposit Date will be (w) first, deposited in the Series 2024-2 Reserve Account in an amount up to the excess, if any, of the Series 2024-2 Required Reserve Account Amount for such date over the Series 2024-2 Available Reserve Account Amount for such date, (x) second, used to pay the principal amount of other Series of Notes that are then in amortization, (y) third, released to AESOP Leasing in an amount equal to the product of (A) the Loan Agreement’s Share with respect to the AESOP I Operating Lease Loan Agreement as of such date and (B) 100% minus the Loan Payment Allocation Percentage with respect to the AESOP I Operating Lease Loan Agreement as of such date and (C) the amount of any remaining funds and (z) fourth, paid to ABRCF for any use permitted by the Related Documents including to make Loans under the Loan Agreements to the extent the Borrowers have requested Loans thereunder and Eligible Vehicles are available for financing thereunder; provided, however, that in the case of clauses (x), (y) and (z), that no Amortization Event, Series 2024-2 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter. Upon the occurrence of an Amortization Event and once a Trust Officer has actual knowledge of the Amortization Event, funds on deposit in the Series 2024-2 Excess Collection Account will be withdrawn by the Trustee, deposited in the Series 2024-2 Collection Account and allocated as Principal Collections to reduce the Series 2024-2 Invested Amount on the immediately succeeding Distribution Date.

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(f)         Allocations From Other Series. Amounts allocated to other Series of Notes that have been reallocated by ABRCF to the Series 2024-2 Notes (i) during the Series 2024-2 Revolving Period shall be allocated to the Series 2024-2 Excess Collection Account and applied in accordance with Section 2.2(e) and (ii) during the Series 2024-2 Controlled Amortization Period or the Series 2024-2 Rapid Amortization Period shall be allocated to the Series 2024-2 Collection Account and applied in accordance with Section 2.2(b) or 2.2(c), as applicable, to make principal payments in respect of the Series 2024-2 Notes.

(g)         Past Due Rent Payments. Notwithstanding the foregoing, if in the case of Section 2.2(a) or (b), after the occurrence of a Series 2024-2 Lease Payment Deficit, the Lessees shall make payments of Monthly Base Rent or other amounts payable by the Lessees under the Leases on or prior to the fifth Business Day after the occurrence of such Series 2024-2 Lease Payment Deficit (a “Past Due Rent Payment”), the Administrator shall direct the Trustee in writing pursuant to the Administration Agreement to allocate to the Series 2024-2 Collection Account an amount equal to the Series 2024-2 Invested Percentage as of the date of the occurrence of such Series 2024-2 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the “Series 2024-2 Past Due Rent Payment”). The Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw from the Series 2024-2 Collection Account and apply the Series 2024-2 Past Due Rent Payment in the following order:

(i)         if the occurrence of such Series 2024-2 Lease Payment Deficit resulted in one or more Lease Deficit Disbursements being made under the Multi-Series Letters of Credit, pay to each Multi-Series Letter of Credit Provider who made such a Lease Deficit Disbursement for application in accordance with the provisions of the applicable Series 2024-2 Reimbursement Agreement an amount equal to the lesser of (x) the unreimbursed amount of such Multi-Series Letter of Credit Provider’s Lease Deficit Disbursement and (y) such Multi-Series Letter of Credit Provider’s Pro Rata Share of the Series 2024-2 Past Due Rent Payment;

(ii)         if the occurrence of such Series 2024-2 Lease Payment Deficit resulted in a withdrawal being made from the Series 2024-2 Cash Collateral Account, deposit in the Series 2024-2 Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2024-2 Past Due Rent Payment remaining after any payment pursuant to clause (i) above and (y) the amount withdrawn from the Series 2024-2 Cash Collateral Account on account of such Series 2024-2 Lease Payment Deficit;

(iii)         if the occurrence of such Series 2024-2 Lease Payment Deficit resulted in a withdrawal being made from the Series 2024-2 Reserve Account pursuant to Section 2.3(d), deposit in the Series 2024-2 Reserve Account an amount equal to the lesser of (x) the amount of the Series 2024-2 Past Due Rent Payment remaining after any payments pursuant to clauses (i) and (ii) above and (y) the excess, if any, of the Series 2024-2 Required Reserve Account Amount over the Series 2024-2 Available Reserve Account Amount on such day;

(iv)         allocate to the Series 2024-2 Accrued Interest Account the amount, if any, by which the Series 2024-2 Lease Interest Payment Deficit, if any, relating to such Series 2024-2 Lease Payment Deficit exceeds the amount of the Series 2024-2 Past Due Rent Payment applied pursuant to clauses (i), (ii) and (iii) above; and

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(v)         treat the remaining amount of the Series 2024-2 Past Due Rent Payment as Principal Collections allocated to the Series 2024-2 Notes in accordance with Section 2.2(a)(ii) or 2.2(b)(ii), as the case may be.

Section 2.3.         Payments to Noteholders. On each Determination Date, as provided below, the Administrator shall instruct the Paying Agent in writing pursuant to the Administration Agreement to withdraw, and on the following Distribution Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Collection Account pursuant to Section 2.3(a) below in respect of all funds available from Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 2024-2 Notes.

(a)         Note Interest with Respect to the Series 2024-2 Notes. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 2.4 from the Series 2024-2 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2024-2 Notes processed from but not including the preceding Distribution Date through the succeeding Distribution Date in respect of (i) an amount equal to the Class A Monthly Interest for the Series 2024-2 Interest Period ending on the day preceding the related Distribution Date, (ii) an amount equal to the amount of any unpaid Class A Shortfall as of the preceding Distribution Date (together with any accrued interest on such Class A Shortfall), (iii) an amount equal to the Class B Monthly Interest for the Series 2024-2 Interest Period ending on the day preceding the related Distribution Date, (iv) an amount equal to the amount of any unpaid Class B Shortfall as of the preceding Distribution Date (together with any accrued interest on such Class B Shortfall), (v) an amount equal to the Class C Monthly Interest for the Series 2024-2 Interest Period ending on the day preceding the related Distribution Date, (vi) an amount equal to the amount of any unpaid Class C Shortfall as of the preceding Distribution Date (together with any accrued interest on such Class C Shortfall), (vii) an amount equal to the Class R Monthly Interest for the Series 2024-2 Interest Period ending on the day preceding the related Distribution Date and (viii) an amount equal to the amount of any unpaid Class R Shortfall as of the preceding Distribution Date (together with any accrued interest on such Class R Shortfall). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 2.3(a) from the Series 2024-2 Accrued Interest Account and deposit such amounts in the Series 2024-2 Distribution Account.

(b)         Lease Payment Deficit Notice. On or before 3:00 p.m. (New York City time) on the Business Day immediately preceding each Distribution Date, the Administrator shall notify the Trustee of the amount of any Series 2024-2 Lease Payment Deficit, such notification to be in the form of Exhibit G (each a “Lease Payment Deficit Notice”).

(c)         Draws on Multi-Series Letters of Credit For Series 2024-2 Lease Interest Payment Deficits. If the Administrator determines on the Business Day immediately preceding any Distribution Date that on such Distribution Date there will exist a Series 2024-2 Lease Interest Payment Deficit, the Administrator shall, on or prior to 3:00 p.m. (New York City time) on such Business Day, instruct the Trustee in writing to draw on the Multi-Series Letters of Credit, if any, and, the Trustee shall, by 5:00 p.m. (New York City time) on such Business Day draw an amount as set forth in such notice equal to the least of (i) such Series 2024-2 Lease Interest Payment Deficit, (ii) the excess,

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if any, of the sum of (A) the amounts described in clauses (i) through (vi) of Section 2.3(a) above for such Distribution Date and (B) during the Series 2024-2 Rapid Amortization Period, the Series 2024-2 Trustee’s Fees for such Distribution Date, over the amounts available from the Series 2024-2 Accrued Interest Account and (iii) the Series 2024-2 Allocated Multi-Series Letter of Credit Liquidity Amount on the Multi-Series Letters of Credit by presenting to each Multi-Series Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2024-2 Distribution Account on such date; provided, however, that if the Series 2024-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2024-2 Cash Collateral Account and deposit in the Series 2024-2 Distribution Account an amount equal to the lesser of (x) the Series 2024-2 Cash Collateral Percentage on such date of the least of the amounts described in clauses (i), (ii) and (iii) above and (y) the Series 2024-2 Available Cash Collateral Account Amount on such date and draw an amount equal to the remainder of such amount on the Multi-Series Letters of Credit.

(d)         Withdrawals from Series 2024-2 Reserve Account. If the Administrator determines on any Distribution Date that the amounts available from the Series 2024-2 Accrued Interest Account plus the amount, if any, to be drawn under the Multi-Series Letters of Credit and/or withdrawn from the Series 2024-2 Cash Collateral Account pursuant to Section 2.3(c) are insufficient to pay the sum of (A) the amounts described in clauses (i) through (vi) of Section 2.3(a) above on such Distribution Date and (B) during the Series 2024-2 Rapid Amortization Period, the Series 2024-2 Trustee’s Fees for such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2024-2 Reserve Account and deposit in the Series 2024-2 Distribution Account on such Distribution Date an amount equal to the lesser of the Series 2024-2 Available Reserve Account Amount and such insufficiency. The Trustee shall withdraw such amount from the Series 2024-2 Reserve Account and deposit such amount in the Series 2024-2 Distribution Account.

(e)         [RESERVED].

(f)         Balance. On or prior to the second Business Day preceding each Distribution Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement to pay the balance (after making the payments required in Section 2.4), if any, of the amounts available from the Series 2024-2 Accrued Interest Account and the Series 2024-2 Distribution Account, plus the amount, if any, drawn under the Multi-Series Letters of Credit and/or withdrawn from the Series 2024-2 Cash Collateral Account pursuant to Section 2.3(c) plus the amount, if any, withdrawn from the Series 2024-2 Reserve Account pursuant to Section 2.3(d) as follows:

(i)         on each Distribution Date during the Series 2024-2 Revolving Period or the Series 2024-2 Controlled Amortization Period, (1) first, to the Administrator, an amount equal to the Series 2024-2 Percentage as of the beginning of the Series 2024-2 Interest Period ending on the day preceding such Distribution Date of the portion of the Monthly Administration Fee payable by ABRCF (as specified in clause (iii) of the definition thereof) for such Series 2024-2 Interest Period, (2) second, to the Trustee, an amount equal to the Series 2024-2 Percentage as of the beginning of such Series 2024-2 Interest Period of the fees owing to the Trustee under the Base Indenture for such Series 2024-2 Interest Period, (3) third to pay any Carrying Charges (other than

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Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2024-2 Percentage as of the beginning of such Series 2024-2 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2024-2 Interest Period and (4) fourth, the balance, if any, shall be withdrawn by the Paying Agent from the Series 2024-2 Collection Account and deposited in the Series 2024-2 Excess Collection Account; and

(ii)         on each Distribution Date during the Series 2024-2 Rapid Amortization Period, (1) first, to the Trustee, an amount equal to the Series 2024-2 Percentage as of the beginning of such Series 2024-2 Interest Period ending on the day preceding such Distribution Date of the fees owing to the Trustee under the Base Indenture for such Series 2024-2 Interest Period, (2) second, to the Administrator, an amount equal to the Series 2024-2 Percentage as of the beginning of such Series 2024-2 Interest Period of the portion of the Monthly Administration Fee (as specified in clause (iii) of the definition thereof) payable by ABRCF for such Series 2024-2 Interest Period, (3) third, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2024-2 Percentage as of the beginning of such Series 2024-2 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2024-2 Interest Period and (4) fourth, so long as the Series 2024-2 Invested Amount is greater than the Monthly Total Principal Allocations for the Related Month, an amount equal to the excess of the Series 2024-2 Invested Amount over the Monthly Total Principal Allocations for the Related Month shall be treated as Principal Collections.

(g)         Shortfalls.

(i)         If the amounts described in Section 2.3 are insufficient to pay the Class A Monthly Interest on any Distribution Date, payments of interest to the Class A Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date, together with the aggregate unpaid amount of any such deficiencies with respect to all prior Distribution Dates, shall be referred to as the “Class A Shortfall”. Interest shall accrue on the Class A Shortfall at the Class A Note Rate.

(ii)         If the amounts described in Section 2.3 are insufficient to pay the amounts described in clauses (i) and (ii) of Section 2.3(a) and the Class B Monthly Interest on any Distribution Date, payments of interest to the Class B Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date (which deficiency on any Distribution Date shall not exceed the Class B Monthly Interest for the Series 2024-2 Interest Period ended on the day preceding such Distribution Date), together with the aggregate unpaid amount of any such deficiencies with respect to all prior Distribution Dates, shall be referred to as the “Class B Shortfall”. Interest shall accrue on the Class B Shortfall at the Class B Note Rate.

(iii)         If the amounts described in Section 2.3 are insufficient to pay the amounts described in clauses (i) through (iv) of Section 2.3(a) and the Class C Monthly Interest on any Distribution Date, payments of interest to the Class C Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date (which deficiency on any Distribution Date shall not exceed the Class C Monthly

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Interest for the Series 2024-2 Interest Period ended on the day preceding such Distribution Date), together with the aggregate unpaid amount of any such deficiencies with respect to all prior Distribution Dates, shall be referred to as the “Class C Shortfall”. Interest shall accrue on the Class C Shortfall at the Class C Note Rate.

(iv)         If the amounts described in Section 2.3 are insufficient to pay the amounts described in clauses (i) through (vi) of Section 2.3(a) and the Class R Monthly Interest on any Distribution Date, payments of interest to the Class R Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date (which deficiency on any Distribution Date shall not exceed the Class R Monthly Interest for the Series 2024-2 Interest Period ended on the day preceding such Distribution Date), together with the aggregate unpaid amount of any such deficiencies with respect to all prior Distribution Dates, shall be referred to as the “Class R Shortfall”. Interest shall accrue on the Class R Shortfall at the Class R Note Rate.

Section 2.4.         Payment of Note Interest. (a) On each Distribution Date, subject to Section 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay the following amounts in the following order of priority from amounts deposited into the Series 2024-2 Distribution Account pursuant to Section 2.3:

(i)         first, to the Class A Noteholders, the amounts due to the Class A Noteholders described in Sections 2.3(a)(i) and (ii);

(ii)         second, to the Class B Noteholders, the amounts due to the Class B Noteholders described in Sections 2.3(a)(iii) and (iv);

(iii)         third, to the Class C Noteholders, the amounts due to the Class C Noteholders described in Sections 2.3(a)(v) and (vi); and

(iv)         fourth, to the Class R Noteholders, the amounts due to the Class R Noteholders described in Sections 2.3(a)(vii) and (viii).

Section 2.5.         Payment of Note Principal.

(a)         Monthly Payments During Controlled Amortization Period or Rapid Amortization Period. On each Determination Date, commencing on the second Determination Date during the Series 2024-2 Controlled Amortization Period or the first Determination Date after the commencement of the Series 2024-2 Rapid Amortization Period, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement and in accordance with this Section 2.5 as to (1) the amount allocated to the Series 2024-2 Notes during the Related Month pursuant to Section 2.2(b)(ii), (c)(ii) or (d)(ii), as the case may be, (2) any amounts to be drawn on the Series 2024-2 Demand Notes and/or on the Multi-Series Letters of Credit (or withdrawn from the Series 2024-2 Cash Collateral Account) pursuant to this Section 2.5 and (3) any amounts to be withdrawn from the Series 2024-2 Reserve Account pursuant to this Section 2.5 and deposited into the Series 2024-2 Distribution Account. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 2024-2 Notes during the Related Month pursuant to Section 2.2(b)(ii), (c)(ii) or (d)(ii), as

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the case may be, from the Series 2024-2 Collection Account and deposit such amount in the Series 2024-2 Distribution Account, to be paid to the holders of the Series 2024-2 Notes.

(b)         Principal Draws on Multi-Series Letters of Credit. If the Administrator determines on the Business Day immediately preceding any Distribution Date during the Series 2024-2 Rapid Amortization Period that on such Distribution Date there will exist a Series 2024-2 Lease Principal Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Multi-Series Letters of Credit, if any, as provided below. Upon receipt of a notice by the Trustee from the Administrator in respect of a Series 2024-2 Lease Principal Payment Deficit on or prior to 3:00 p.m. (New York City time) on the Business Day immediately preceding a Distribution Date, the Trustee shall, by 5:00 p.m. (New York City time) on such Business Day draw an amount as set forth in such notice equal to the least of (i) such Series 2024-2 Lease Principal Payment Deficit, (ii) the Principal Deficit Amount for such Distribution Date and (iii) the Series 2024-2 Allocated Multi-Series Letter of Credit Liquidity Amount on the Multi-Series Letters of Credit by presenting to each Multi-Series Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2024-2 Distribution Account on such date; provided, however, that if the Series 2024-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2024-2 Cash Collateral Account and deposit in the Series 2024-2 Distribution Account an amount equal to the lesser of (x) the Series 2024-2 Cash Collateral Percentage for such date of the lesser of the Series 2024-2 Lease Principal Payment Deficit and the Principal Deficit Amount for such Distribution Date and (y) the Series 2024-2 Available Cash Collateral Account Amount on such date and draw an amount equal to the remainder of such amount on the Multi-Series Letters of Credit. Notwithstanding any of the preceding to the contrary, during the period after the date of the filing by any of the Lessees of a petition for relief under Chapter 11 of the Bankruptcy Code until the date on which each of the Lessees shall have resumed making all payments of the portion of Monthly Base Rent relating to Loan Interest required to be made under the AESOP I Operating Lease, the Administrator shall only instruct the Trustee to draw on the Multi-Series Letters of Credit (or withdraw from the Series 2024-2 Cash Collateral Account, if applicable) pursuant to this Section 2.5(b), and the Trustee shall only draw (or withdraw), an amount equal to the lesser of (i) the amount determined as provided in the preceding sentence and (ii) the excess, if any, of (x) the Series 2024-2 Liquidity Amount on such date over (y) the Series 2024-2 Required Liquidity Amount on such date.

(c)         Final Distribution Date. Each of the entire Class A Invested Amount, the entire Class B Invested Amount, the entire Class C Invested Amount and the entire Class R Invested Amount shall be due and payable on the Series 2024-2 Final Distribution Date. In connection therewith:

(i)         Demand Note Draw. If the amount to be deposited in the Series 2024-2 Distribution Account in accordance with Section 2.5(a) together with any amounts to be deposited therein in accordance with Section 2.5(b) on the Series 2024-2 Final Distribution Date is less than the Series 2024-2 Senior Invested Amount and there are any Multi-Series Letters of Credit on such date, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Series 2024-2 Final Distribution Date, the Administrator shall instruct the Trustee in writing to make a demand (a “Demand Notice”) substantially in the form attached hereto as Exhibit H on the Demand Note Issuers for payment under the Series 2024-2 Demand Notes in an amount equal to the lesser of (i) such insufficiency and (ii) the Series 2024-2 Allocated Multi-Series Letter of Credit Amount.

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The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Series 2024-2 Final Distribution Date deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2024-2 Demand Notes to be deposited into the Series 2024-2 Distribution Account.

(ii)         Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding the Series 2024-2 Final Distribution Date a Demand Notice has been transmitted by the Trustee to the Demand Note Issuers pursuant to clause (i) of this Section 2.5(c) and any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2024-2 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to one or more of the Demand Note Issuers, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding the Series 2024-2 Final Distribution Date, then, in the case of (x) or (y) the Trustee shall draw on the Multi-Series Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that the Demand Note Issuers so failed to pay under the Series 2024-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2024-2 Allocated Multi-Series Letter of Credit Amount on such Business Day by presenting to each Multi-Series Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2024-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2024-2 Cash Collateral Account and deposit in the Series 2024-2 Distribution Account an amount equal to the lesser of (x) the Series 2024-2 Cash Collateral Percentage on such Business Day of the amount that the Demand Note Issuers so failed to pay under the Series 2024-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2024-2 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that the Demand Note Issuers failed to pay under the Series 2024-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Multi-Series Letters of Credit. The Trustee shall deposit, or cause the deposit of, the applicable portion of the proceeds of any draw on the Multi-Series Letters of Credit related to the Series 2024-2 Notes and the proceeds of any withdrawal from the Series 2024-2 Cash Collateral Account to be deposited in the Series 2024-2 Distribution Account.

(iii)         Reserve Account Withdrawal. If, after giving effect to the deposit into the Series 2024-2 Distribution Account of the amount to be deposited in accordance with Section 2.5(a) and the amounts described in clauses (i) and (ii) of this Section 2.5(c), the amount to be deposited in the Series 2024-2 Distribution Account with respect to the Series 2024-2 Final Distribution Date is or will be less than the Series 2024-2 Senior Invested Amount, then, prior to 12:00 noon (New York City time) on the second Business Day prior to such Series 2024-2 Final Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2024-2 Reserve Account, an amount equal to the lesser of the Series 2024-2 Available

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Reserve Account Amount and such remaining insufficiency and deposit it in the Series 2024-2 Distribution Account on such Series 2024-2 Final Distribution Date.

(d)         Principal Deficit Amount. On each Distribution Date, other than the Series 2024-2 Final Distribution Date, on which the Principal Deficit Amount is greater than zero, amounts shall be transferred to the Series 2024-2 Distribution Account as follows:

(i)         Demand Note Draw. If on any Determination Date, the Administrator determines that the Principal Deficit Amount with respect to the next succeeding Distribution Date will be greater than zero and there are any Multi-Series Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing to deliver a Demand Notice to the Demand Note Issuers demanding payment of an amount equal to the lesser of (A) the Principal Deficit Amount and (B) the Series 2024-2 Allocated Multi-Series Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2024-2 Demand Note to be deposited into the Series 2024-2 Distribution Account.

(ii)         Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to such Distribution Date, any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2024-2 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to any Demand Note Issuer, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding such Distribution Date, then, in the case of (x) or (y) the Trustee shall on such Business Day draw on the Multi-Series Letters of Credit an amount equal to the lesser of (i) Series 2024-2 Allocated Multi-Series Letter of Credit Amount and (ii) the aggregate amount that the Demand Note Issuers failed to pay under the Series 2024-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Multi-Series Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2024-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2024-2 Cash Collateral Account and deposit in the Series 2024-2 Distribution Account an amount equal to the lesser of (x) the Series 2024-2 Cash Collateral Percentage on such Business Day of the aggregate amount that the Demand Note Issuers so failed to pay under the Series 2024-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2024-2 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2024-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Multi-Series Letters of Credit. The Trustee shall deposit into, or cause the deposit of, the portion of the proceeds of any draw on the Multi-Series Letters of Credit related to the Series 2024-

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2 Notes and the proceeds of any withdrawal from the Series 2024-2 Cash Collateral Account to be deposited in the Series 2024-2 Distribution Account.

(iii)         Reserve Account Withdrawal. If the Series 2024-2 Allocated Multi-Series Letter of Credit Amount will be less than the Principal Deficit Amount on any Distribution Date, then, prior to 12:00 noon (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2024-2 Reserve Account, an amount equal to the lesser of (x) the Series 2024-2 Available Reserve Account Amount and (y) the amount by which the Principal Deficit Amount exceeds the amounts to be deposited in the Series 2024-2 Distribution Account in accordance with clauses (i) and (ii) of this Section 2.5(d) and deposit it in the Series 2024-2 Distribution Account on such Distribution Date.

(e)         Distributions.

(i)         Class A Notes. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2024-2 Collection Account pursuant to Section 2.5(a) or amounts are deposited in the Series 2024-2 Distribution Account pursuant to Section 2.5(b), (c) or (d) the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay pro rata to each Class A Noteholder from the Series 2024-2 Distribution Account the amount deposited therein pursuant to Section 2.5(a), (b), (c) or (d), to the extent necessary to pay the Class A Controlled Distribution Amount during the Series 2024-2 Controlled Amortization Period or to the extent necessary to pay the Class A Invested Amount during the Series 2024-2 Rapid Amortization Period.

(ii)         Class B Notes. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2024-2 Collection Account pursuant to Section 2.5(a) or amounts are deposited in the Series 2024-2 Distribution Account pursuant to Section 2.5(b), (c) or (d) the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay pro rata to each Class B Noteholder from the Series 2024-2 Distribution Account the amount deposited therein pursuant to Section 2.5(a), (b), (c) or (d) less the aggregate amount applied to make the payments required pursuant to Section 2.5(e)(i), to the extent necessary to pay the Class B Controlled Distribution Amount during the Series 2024-2 Controlled Amortization Period or to the extent necessary to pay the Class B Invested Amount during the Series 2024-2 Rapid Amortization Period.

(iii)         Class C Notes. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2024-2 Collection Account pursuant to Section 2.5(a) or amounts are deposited in the Series 2024-2 Distribution Account pursuant to Section 2.5(b), (c) or (d) the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay pro rata to each Class C Noteholder from the Series 2024-2 Distribution Account the amount deposited therein pursuant to Section 2.5(a), (b), (c) or (d) less the aggregate amount applied to make the payments required pursuant to Section 2.5(e)(i) and Section 2.5(e)(ii), to the extent necessary to pay the Class C Controlled Distribution Amount during the Series 2024-2 Controlled Amortization Period or to the extent necessary to pay the Class C Invested Amount during the Series 2024-2 Rapid Amortization Period.

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(iv)         Class R Notes. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2024-2 Collection Account pursuant to Section 2.5(a) the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay pro rata to each Class R Noteholder from the Series 2024-2 Distribution Account the amount deposited therein pursuant to Section 2.5(a) less the aggregate amount applied to make the payments required pursuant to Section 2.5(e)(i), Section 2.5(e)(ii) and Section 2.5(e)(iii), to the extent necessary to pay the Class R Controlled Amortization Amount during the Series 2024-2 Controlled Amortization Period or to the extent necessary to pay the Class R Invested Amount during the Series 2024-2 Rapid Amortization Period.

Section 2.6.         Administrator’s Failure to Instruct the Trustee to Make a Deposit, Draw or Payment.

(a)         If the Administrator fails to give notice or instructions to make (i) any payment from or deposit into the Collection Account, (ii) any draw on the Series 2024-2 Demand Notes or the Multi-Series Letters of Credit or (iii) any withdrawals from any Account, in each case required to be given by the Administrator, at the time specified in the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account, such draw on the Series 2024-2 Demand Notes or the Multi-Series Letters of Credit, or such withdrawal from such Account, in each case without such notice or instruction from the Administrator; provided, however, that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment, deposit, draw or withdrawal. When any payment, deposit, draw or withdrawal hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

Section 2.7.         Series 2024-2 Reserve Account.

(a)        Establishment of Series 2024-2 Reserve Account. ABRCF shall establish and maintain in the name of the Series 2024-2 Agent for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, or cause to be established and maintained, an account (the “Series 2024-2 Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. The Series 2024-2 Reserve Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2024-2 Reserve Account; provided, however, that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “Baa3” by Moody’s or “BBB-” by Fitch, then ABRCF shall, within thirty (30) days of such reduction, establish a new Series 2024-2 Reserve Account with a new Qualified Institution. If the Series 2024-2 Reserve Account is not maintained in accordance with the previous sentence, ABRCF shall establish a new Series 2024-2 Reserve Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2024-2 Agent in writing to transfer all cash and investments from the non-qualifying Series 2024-2

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Reserve Account into the new Series 2024-2 Reserve Account. Initially, the Series 2024-2 Reserve Account will be established with The Bank of New York Mellon Trust Company, N.A.

(b)         Administration of the Series 2024-2 Reserve Account. The Administrator may instruct the institution maintaining the Series 2024-2 Reserve Account to invest funds on deposit in the Series 2024-2 Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2024-2 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date; provided further, that in the case of Permitted Investments held in the Series 2024-2 Reserve Account and so long as any Series 2024-2 Note is rated by Fitch (x) any Permitted Investment set forth in clauses (ii), (iii), (vi) and (vii) of the definition thereof will have a rating of “AA-” or “F1+” by Fitch and (y) any Permitted Investment set forth in clause (v) of the definition thereof will either have a rating of “AAAmmf” by Fitch or, if such fund is not rated by Fitch, the then highest rating from two nationally recognized investment rating agencies (other than Fitch). All such Permitted Investments will be credited to the Series 2024-2 Reserve Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of ABRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2024-2 Reserve Account. ABRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investment prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 2024-2 Reserve Account shall remain uninvested.

(c)         Earnings from Series 2024-2 Reserve Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2024-2 Reserve Account shall be deemed to be on deposit therein and available for distribution.

(d)         Series 2024-2 Reserve Account Constitutes Additional Collateral for Series 2024-2 Senior Notes. In order to secure and provide for the repayment and payment of the ABRCF Obligations with respect to the Series 2024-2 Senior Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2024-2 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2024-2 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2024-2 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in

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exchange for the Series 2024-2 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2024-2 Reserve Account Collateral”). The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Series 2024-2 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2024-2 Reserve Account. The Series 2024-2 Reserve Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. The Series 2024-2 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2024-2 Reserve Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2024-2 Reserve Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

(e)         Series 2024-2 Reserve Account Surplus. In the event that the Series 2024-2 Reserve Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Series 2024-2 Reserve Account, is greater than zero, if no Series 2024-2 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist thereafter, the Trustee, acting in accordance with the written instructions of the Administrator pursuant to the Administration Agreement, shall withdraw from the Series 2024-2 Reserve Account an amount equal to the Series 2024-2 Reserve Account Surplus and shall pay such amount to ABRCF.

(f)         Termination of Series 2024-2 Reserve Account. Upon the termination of the Indenture pursuant to Section 11.1 of the Base Indenture, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2024-2 Noteholders and payable from the Series 2024-2 Reserve Account as provided herein, shall withdraw from the Series 2024-2 Reserve Account all amounts on deposit therein for payment to ABRCF.

Section 2.8.         Multi-Series Letters of Credit and Series 2024-2 Cash Collateral Account.

(a)         Multi-Series Letters of Credit and Series 2024-2 Cash Collateral Account Constitute Additional Collateral for Series 2024-2 Senior Notes. In order to secure and provide for the repayment and payment of the ABRCF Obligations with respect to the Series 2024-2 Senior Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the holders of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) each applicable Multi-Series Letter of Credit (except for any right, title and interest in such Multi-Series Letter of Credit related to supporting another Series of Notes); (ii) the Series 2024-2 Cash Collateral Account, including any security entitlement thereto; (iii) all funds on deposit in the Series 2024-2 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 2024-2 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 2024-2 Cash

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Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2024-2 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (ii) through (vii) are referred to, collectively, as the “Series 2024-2 Cash Collateral Account Collateral”). The Trustee shall, for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, possess all right, title and interest in all funds on deposit from time to time in the Series 2024-2 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2024-2 Cash Collateral Account. The Series 2024-2 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. The Series 2024-2 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2024-2 Cash Collateral Account; (ii) that its jurisdiction as a securities intermediary is New York, (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2024-2 Cash Collateral Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

(b)         Multi-Series Letter of Credit Expiration Date. If prior to the date which is ten (10) days prior to the then-scheduled Multi-Series Letter of Credit Expiration Date with respect to any Multi-Series Letter of Credit, excluding the amount allocated to the Series 2024-2 Notes and available to be drawn under such Multi-Series Letter of Credit but taking into account the amount allocated to the Series 2024-2 Notes under each substitute Multi-Series Letter of Credit which has been obtained from a Series 2024-2 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2024-2 Enhancement Amount would be equal to or more than the Series 2024-2 Required Enhancement Amount and the Series 2024-2 Liquidity Amount would be equal to or greater than the Series 2024-2 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than two (2) Business Days prior to such Multi-Series Letter of Credit Expiration Date of such determination. If prior to the date which is ten (10) days prior to the then-scheduled Multi-Series Letter of Credit Expiration Date with respect to any Multi-Series Letter of Credit, excluding the amount allocated to the Series 2024-2 Notes and available to be drawn under such Multi-Series Letter of Credit but taking into account the amount allocated to the Series 2024-2 Notes under each substitute Multi-Series Letter of Credit which has been obtained from a Series 2024-2 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2024-2 Enhancement Amount would be less than the Series 2024-2 Required Enhancement Amount or the Series 2024-2 Liquidity Amount would be less than the Series 2024-2 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than two (2) Business Days prior to such Multi-Series Letter of Credit Expiration Date of (x) the greater of (A) the excess, if any, of the Series 2024-2 Required Enhancement Amount over the Series 2024-2 Enhancement Amount, excluding the amount allocated to the Series 2024-2 Notes and available amount under such expiring Multi-Series Letter of Credit but taking into account the amount allocated to the Series 2024-2 Notes under any substitute Multi-Series Letter of Credit which has been obtained from a Series 2024-2 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (B) the excess, if any, of the Series 2024-2 Required Liquidity

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Amount over the Series 2024-2 Liquidity Amount, excluding the amount allocated to the Series 2024-2 Notes and available amount under such expiring Multi-Series Letter of Credit but taking into account the amount allocated to the Series 2024-2 Notes under any substitute Multi-Series Letter of Credit which has been obtained from a Series 2024-2 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (y) the amount allocated to the Series 2024-2 Notes and available to be drawn on such expiring Multi-Series Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such expiring Multi-Series Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2024-2 Cash Collateral Account.

If the Trustee does not receive the notice from the Administrator described in the first paragraph of this Section 2.8(b) on or prior to the date that is two (2) Business Days prior to each Multi-Series Letter of Credit Expiration Date, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw the full amount allocated to the Series 2024-2 Notes under such Multi-Series Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2024-2 Cash Collateral Account.

(c)         Multi-Series Letter of Credit Providers. The Administrator shall notify the Trustee in writing within one (1) Business Day of becoming aware that (i) the long-term senior unsecured debt credit rating of any Multi-Series Letter of Credit Provider has fallen below “A1” as determined by Moody’s or “A+” as determined by Fitch or (ii) the short-term senior unsecured debt credit rating of any Multi-Series Letter of Credit Provider has fallen below “P-1” as determined by Moody’s or “F1” as determined by Fitch. At such time the Administrator shall also notify the Trustee of (i) the greater of (A) the excess, if any, of the Series 2024-2 Required Enhancement Amount over the Series 2024-2 Enhancement Amount, excluding the amount allocated to the Series 2024-2 Notes and available under such Multi-Series Letter of Credit issued by such Multi-Series Letter of Credit Provider, on such date, and (B) the excess, if any, of the Series 2024-2 Required Liquidity Amount over the Series 2024-2 Liquidity Amount, excluding the amount allocated to the Series 2024-2 Notes and available under such Multi-Series Letter of Credit, on such date, and (ii) the amount allocated to the Series 2024-2 Notes and available to be drawn on such Multi-Series Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw on such Multi-Series Letter of Credit in an amount equal to the lesser of the amounts in clause (i) and clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2024-2 Cash Collateral Account.

(d)         Termination Date Demands on the Multi-Series Letters of Credit. Prior to 10:00 a.m. (New York City time) on the Business Day immediately succeeding the Multi-Series Letter of Credit

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Termination Date, the Administrator shall determine the Series 2024-2 Demand Note Payment Amount, if any, as of the Multi-Series Letter of Credit Termination Date and, if the Series 2024-2 Demand Note Payment Amount is greater than zero, instruct the Trustee in writing to draw on the Multi-Series Letters of Credit. Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of (i) the Series 2024-2 Demand Note Payment Amount and (ii) the Series 2024-2 Allocated Multi-Series Letter of Credit Liquidity Amount on the Multi-Series Letters of Credit by presenting to each Multi-Series Letter of Credit Provider a draft accompanied by a Certificate of Termination Date Demand and shall cause the Termination Date Disbursement to be deposited in the Series 2024-2 Cash Collateral Account; provided, however, that if the Series 2024-2 Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Series 2024-2 Cash Collateral Percentage and (b) the lesser of the amounts referred to in clause (i) and (ii) on such Business Day on the Multi-Series Letters of Credit as calculated by the Administrator and provided in writing to the Trustee.

(e)         Draws on the Multi-Series Letters of Credit. If there is more than one Multi-Series Letter of Credit on the date of any draw on the Multi-Series Letters of Credit pursuant to the terms of this Supplement, the Administrator shall instruct the Trustee, in writing, to draw on each Multi-Series Letter of Credit in an amount equal to the Pro Rata Share of the Multi-Series Letter of Credit Provider issuing such Multi-Series Letter of Credit of the amount of such draw on the Multi-Series Letters of Credit.

(f)         Establishment of Series 2024-2 Cash Collateral Account. On or prior to the date of any drawing under a Multi-Series Letter of Credit pursuant to Section 2.8(b), (c) or (d) above, ABRCF shall establish and maintain in the name of the Trustee for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, or cause to be established and maintained, an account (the “Series 2024-2 Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. The Series 2024-2 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2024-2 Cash Collateral Account; provided, however, that if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below “Baa3” by Moody’s or “A” by Fitch, then ABRCF shall, within thirty (30) days of such reduction, establish a new Series 2024-2 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2024-2 Cash Collateral Account. If a new Series 2024-2 Cash Collateral Account is established, ABRCF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2024-2 Cash Collateral Account into the new Series 2024-2 Cash Collateral Account.

(g)         Administration of the Series 2024-2 Cash Collateral Account. ABRCF may instruct (by standing instructions or otherwise) the institution maintaining the Series 2024-2 Cash Collateral Account to invest funds on deposit in the Series 2024-2 Cash Collateral Account from time to time

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in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2024-2 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date; provided further, that in the case of Permitted Investments held in the Series 2024-2 Cash Collateral Account and so long as any Series 2024-2 Note is rated by Fitch (x) any Permitted Investment set forth in clauses (ii), (iii), (vi) and (vii) of the definition thereof will have a rating of “AA-” or “F1+” by Fitch and (y) any Permitted Investment set forth in clause (v) of the definition thereof will either have a rating of “AAAmmf” by Fitch or, if such fund is not rated by Fitch, the then highest rating from two nationally recognized investment rating agencies (other than Fitch). All such Permitted Investments will be credited to the Series 2024-2 Cash Collateral Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of ABRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2024-2 Cash Collateral Account. ABRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investment prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 2024-2 Cash Collateral Account shall remain uninvested.

(h)         Earnings from Series 2024-2 Cash Collateral Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2024-2 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

(i)         Series 2024-2 Cash Collateral Account Surplus. In the event that the Series 2024-2 Cash Collateral Account Surplus on any Distribution Date (or, after the Multi-Series Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator, shall withdraw from the Series 2024-2 Cash Collateral Account an amount equal to the Series 2024-2 Cash Collateral Account Surplus and shall pay such amount: first, to the Multi-Series Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2024-2 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2024-2 Reimbursement Agreement, and, second, to ABRCF any remaining amount.

(j)         Termination of Series 2024-2 Cash Collateral Account. Upon the termination of this Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2024-2 Noteholders and payable from the Series 2024-2 Cash Collateral Account as provided herein, shall withdraw from the Series 2024-2 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to Section 2.8(i) above) and shall pay such amounts: first, to the Multi-Series Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2024-2 Reimbursement Agreement, for application in accordance with the

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provisions of the related Series 2024-2 Reimbursement Agreement, and, second, to ABRCF any remaining amount.

Section 2.9.         Series 2024-2 Distribution Account.

(a)         Establishment of Series 2024-2 Distribution Account. ABRCF shall establish and maintain in the name of the Trustee for the benefit of the Series 2024-2 Noteholders, or cause to be established and maintained, an account (the “Series 2024-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2024-2 Noteholders. The Series 2024-2 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2024-2 Distribution Account; provided, however, that if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “Baa3” by Moody’s or “BBB-” by Fitch, then ABRCF shall, within thirty (30) days of such reduction, establish a new Series 2024-2 Distribution Account with a new Qualified Institution. If the Series 2024-2 Distribution Account is not maintained in accordance with the previous sentence, ABRCF shall establish a new Series 2024-2 Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2024-2 Agent in writing to transfer all cash and investments from the non-qualifying Series 2024-2 Distribution Account into the new Series 2024-2 Distribution Account. Initially, the Series 2024-2 Distribution Account will be established with The Bank of New York Mellon Trust Company, N.A.

(b)         Administration of the Series 2024-2 Distribution Account. The Administrator may instruct the institution maintaining the Series 2024-2 Distribution Account to invest funds on deposit in the Series 2024-2 Distribution Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2024-2 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2024-2 Distribution Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of ABRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2024-2 Distribution Account. ABRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investment prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 2024-2 Distribution Account shall remain uninvested.

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(c)         Earnings from Series 2024-2 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2024-2 Distribution Account shall be deemed to be on deposit and available for distribution.

(d)         Series 2024-2 Distribution Account Constitutes Additional Collateral for Series 2024-2 Notes. In order to secure and provide for the repayment and payment of the ABRCF Obligations with respect to the Series 2024-2 Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2024-2 Noteholders, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2024-2 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2024-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2024-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2024-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2024-2 Distribution Account Collateral”). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2024-2 Distribution Account and in and to all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2024-2 Distribution Account. The Series 2024-2 Distribution Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2024-2 Noteholders. The Series 2024-2 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2024-2 Distribution Account; (ii) that its jurisdiction as securities intermediary is New York, (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2024-2 Distribution Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

Section 2.10.      Series 2024-2 Accounts Permitted Investments. ABRCF shall not, and shall not permit, funds on deposit in the Series 2024-2 Accounts to be invested in:

(i)         Permitted Investments that do not mature at least one (1) Business Day before the next Distribution Date;

(ii)        demand deposits, time deposits or certificates of deposit with a maturity in excess of 360 days;

(iii)       commercial paper which is not rated “P-1” by Moody’s;

(iv)       money market funds or eurodollar time deposits which are not rated at least “P-1” by Moody’s;

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(v)         eurodollar deposits that are not rated “P-1” by Moody’s or that are with financial institutions not organized under the laws of a G-7 nation; or

(vi)        any investment, instrument or security not otherwise listed in clause (i) through (vi) of the definition of “Permitted Investments” in the Base Indenture.

Section 2.11.      Series 2024-2 Demand Notes Constitute Additional Collateral for Series 2024-2 Senior Notes. In order to secure and provide for the repayment and payment of the ABRCF Obligations with respect to the Series 2024-2 Senior Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2024-2 Demand Notes; (ii) all certificates and instruments, if any, representing or evidencing the Series 2024-2 Demand Notes; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash. On the date hereof, ABRCF shall deliver to the Trustee, for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, each Series 2024-2 Demand Note, endorsed in blank. The Trustee, for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, shall be the only Person authorized to make a demand for payments on the Series 2024-2 Demand Notes.

Section 2.12.      Subordination of the Class B Notes, Class C Notes, Class D Notes and the Class R Notes.

(a)       Notwithstanding anything to the contrary contained in this Supplement, the Base Indenture or in any other Related Document, the Class B Notes will be subordinate in all respects to the Class A Notes as and to the extent set forth in this Section 2.12(a). No payments on account of principal shall be made with respect to the Class B Notes on any Distribution Date during the Series 2024-2 Controlled Amortization Period unless an amount equal to the Class A Controlled Distribution Amount for the Related Month shall have been paid to the Class A Noteholders and no payments on account of principal shall be made with respect to the Class B Notes during the Series 2024-2 Rapid Amortization Period or on the Series 2024-2 Final Distribution Date until the Class A Notes have been paid in full. No payments on account of interest shall be made with respect to the Class B Notes on any Distribution Date until all payments of interest then due and payable with respect to the Class A Notes (including, without limitation, all accrued interest, all Class A Shortfall and all interest accrued on such Class A Shortfall) have been paid in full.

(b)       Notwithstanding anything to the contrary contained in this Supplement, the Base Indenture or in any other Related Document, the Class C Notes will be subordinate in all respects to the Class A Notes and the Class B Notes as and to the extent set forth in this Section 2.12(b). No payments on account of principal shall be made with respect to the Class C Notes on any Distribution Date during the Series 2024-2 Controlled Amortization Period unless an amount equal to the Class A Controlled Distribution Amount for the Related Month shall have been paid to the Class A Noteholders and an amount equal to the Class B Controlled Distribution Amount for the Related Month shall have been paid to the Class B Noteholders. No payments on account of principal shall be made with respect to the Class C Notes during the Series 2024-2 Rapid Amortization Period or on the Series 2024-2 Final Distribution Date until the Class A Notes and

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the Class B Notes have been paid in full. No payments on account of interest shall be made with respect to the Class C Notes on any Distribution Date until all payments of interest then due and payable with respect to the Class A Notes and Class B Notes (including, without limitation, all accrued interest, all Class A Shortfall, all interest accrued on such Class A Shortfall, all Class B Shortfall and all interest accrued on such Class B Shortfall) have been paid in full.

(c)       Notwithstanding anything to the contrary contained in this Supplement, the Base Indenture or in any other Related Document, the Class D Notes, if issued, will be subordinate in all respects to the Class A Notes, the Class B Notes and the Class C Notes as and to the extent set forth in this Section 2.12(c). No payments on account of principal shall be made with respect to the Class D Notes on any Distribution Date during the Series 2024-2 Controlled Amortization Period unless an amount equal to the Class A Controlled Distribution Amount for the Related Month shall have been paid to the Class A Noteholders, an amount equal to the Class B Controlled Distribution Amount for the Related Month shall have been paid to the Class B Noteholders and an amount equal to the Class C Controlled Distribution Amount for the Related Month shall have been paid to the Class C Noteholders. No payments on account of principal shall be made with respect to the Class D Notes during the Series 2024-2 Rapid Amortization Period or on the Series 2024-2 Final Distribution Date until the Class A Notes, the Class B Notes and the Class C Notes have been paid in full. No payments on account of interest shall be made with respect to the Class D Notes on any Distribution Date until all payments of interest then due and payable with respect to the Class A Notes, Class B Notes and Class C Notes (including, without limitation, all accrued interest, all Class A Shortfall, all interest accrued on such Class A Shortfall, all Class B Shortfall, all interest accrued on such Class B Shortfall, all Class C Shortfall and all interest accrued on such Class C Shortfall) have been paid in full.

(d)       Notwithstanding anything to the contrary contained in this Supplement, the Base Indenture or in any other Related Document, the Class R Notes will be subordinate in all respects to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes (if issued), as and to the extent set forth in this Section 2.12(d). No payments on account of principal shall be made with respect to the Class R Notes during the Series 2024-2 Controlled Amortization Period or the Series 2024-2 Rapid Amortization Period or on the Series 2024-2 Final Distribution Date until the Class A Notes, the Class B Notes, the Class C Notes and, if issued, the Class D Notes have been paid in full. No payments on account of interest shall be made with respect to the Class R Notes on any Distribution Date until all payments of interest and principal due and payable on such Distribution Date with respect to the Class A Notes, the Class B Notes, the Class C Notes and, if issued, Class D Notes (including, without limitation, all accrued interest, all Class A Shortfall, all interest accrued on such Class A Shortfall, all Class B Shortfall, all interest accrued on such Class B Shortfall, all Class C Shortfall, all interest accrued on such Class C Shortfall, all due and unpaid interest on the Class D Notes (if issued) and all interest accrued on such unpaid amounts) have been paid in full.

ARTICLE III

AMORTIZATION EVENTS

In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, any of the following shall be an Amortization Event with respect to the Series 2024-2 Notes and

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collectively shall constitute the Amortization Events set forth in Section 9.1(n) of the Base Indenture with respect to the Series 2024-2 Notes (without notice or other action on the part of the Trustee or any holders of the Series 2024-2 Notes):

(a)         a Series 2024-2 Enhancement Deficiency shall occur and continue for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such Series 2024-2 Enhancement Deficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

(b)         the Series 2024-2 Liquidity Amount shall be less than the Series 2024-2 Required Liquidity Amount for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such insufficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

(c)         the Collection Account, the Series 2024-2 Collection Account, the Series 2024-2 Excess Collection Account or the Series 2024-2 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents);

(d)         all principal of and interest on any Class of the Series 2024-2 Notes is not paid in full on or before the Series 2024-2 Expected Final Distribution Date;

(e)         any Multi-Series Letter of Credit shall not be in full force and effect for at least two (2) Business Days and (x) either a Series 2024-2 Enhancement Deficiency would result from excluding the Series 2024-2 Applicable Multi-Series L/C Amount attributable to such Multi-Series Letter of Credit from the Series 2024-2 Enhancement Amount or (y) the Series 2024-2 Liquidity Amount, excluding therefrom the Series 2024-2 Applicable Multi-Series L/C Amount attributable to such Multi-Series Letter of Credit, would be less than the Series 2024-2 Required Liquidity Amount;

(f)         from and after the funding of the Series 2024-2 Cash Collateral Account, the Series 2024-2 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents) for at least two (2) Business Days and either (x) a Series 2024-2 Enhancement Deficiency would result from excluding the Series 2024-2 Available Cash Collateral Account Amount from the Series 2024-2 Enhancement Amount or (y) the Series 2024-2 Liquidity Amount, excluding therefrom the Series 2024-2 Available Cash Collateral Account Amount, would be less than the Series 2024-2 Required Liquidity Amount; and

(g)         an Event of Bankruptcy shall have occurred with respect to any Multi-Series Letter of Credit Provider or any Multi-Series Letter of Credit Provider repudiates its Multi-Series Letter of Credit or refuses to honor a proper draw thereon and either (x) a Series 2024-2 Enhancement Deficiency would result from excluding the Series 2024-2 Applicable Multi-Series L/C Amount attributable to such Multi-Series Letter of Credit from the Series 2024-2 Enhancement Amount or (y) the Series 2024-2 Liquidity Amount, excluding therefrom the Series 2024-2 Applicable Multi-

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Series L/C Amount attributable to such Multi-Series Letter of Credit, would be less than the Series 2024-2 Required Liquidity Amount.

ARTICLE IV

FORM OF SERIES 2024-2 NOTES

Section 4.1.         Restricted Global Series 2024-2 Notes. Each Class of the Series 2024-2 Notes to be issued in the United States will be issued in book-entry form and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a “Restricted Global Class A Note”, a “Restricted Global Class B Note”, a “Restricted Global Class C Note” or a “Restricted Global Class R Note”, as the case may be), substantially in the form set forth in Exhibits A-1, B-1, C-1 and D-1, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold only in the United States (1) initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of such Class of the Series 2024-2 Notes represented thereby, with the Trustee as custodian for DTC, and registered in the name of Cede as DTC’s nominee, duly executed by ABRCF and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

Section 4.2.         Temporary Global Series 2024-2 Notes; Permanent Global Series 2024-2 Notes. Each Class of the Series 2024-2 Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable note purchase agreement, and shall initially be issued in the form of one or more temporary notes in registered form without interest coupons (each, a “Temporary Global Class A Note”, a “Temporary Global Class B Note”, a “Temporary Global Class C Note” or a “Temporary Global Class R Note”, as the case may be, and collectively the “Temporary Global Series 2024-2 Notes”), substantially in the form set forth in Exhibits A-2, B-2, C-2 and D-2 which shall be deposited on behalf of the purchasers of such Class of the Series 2024-2 Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the account of Euroclear Bank S.A./N.V., as operator of the Euroclear System, or for Clearstream Banking, société anonyme, duly executed by ABRCF and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in each Temporary Global Series 2024-2 Note will be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons (each, a “Permanent Global Class A Note”, a “Permanent Global Class B Note”, a “Permanent Global Class C Note” or a “Permanent Global Class R Note”, as the case may be, and collectively the “Permanent Global Series 2024-2 Notes”), substantially in the form of Exhibits A-3, B-3, C-3 and D-3 in accordance with the provisions of such Temporary Global Series 2024-2 Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Series 2024-2 Note will be exchangeable for a definitive Series 2024-2 Note in accordance with the provisions of such Permanent Global Series 2024-2 Note and the Base Indenture (as modified by this Supplement). The Restricted Global Class A Notes, the Temporary Global Class A Notes and the Permanent Global Class A Notes are collectively referred to as the “Global Class A Notes”, the Restricted Global Class B Notes, the Temporary Global Class B Notes

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and the Permanent Global Class B Notes are collectively referred to as the “Global Class B Notes”, the Restricted Global Class C Notes, the Temporary Global Class C Notes and the Permanent Global Class C Notes are collectively referred to as the “Global Class C Notes” and the Restricted Global Class R Notes, the Temporary Global Class R Notes and the Permanent Global Class R Notes are collectively referred to as the “Global Class R Notes”.

ARTICLE V

GENERAL

Section 5.1.         Optional Repurchase.

(a)       The Series 2024-2 Notes shall be subject to repurchase by ABRCF at its option in accordance with Section 6.3 of the Base Indenture on any Distribution Date (any such Distribution Date, a “Clean-up Repurchase Distribution Date”) after the Series 2024-2 Invested Amount is reduced to an amount less than or equal to 10% of the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount, the Class C Initial Invested Amount, the initial invested amount of the Class D Notes (if issued), the Class R Initial Invested Amount and the aggregate principal amount of any Additional Class R Notes (the “Series 2024-2 Repurchase Amount”). The repurchase price for any Series 2024-2 Note subject to a Clean-up Repurchase shall equal the aggregate outstanding principal balance of such Series 2024-2 Note (determined after giving effect to any payments of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding principal balance.

(b)       The Series 2024-2 Notes shall also be subject to repurchase at the election of the ABRCF in accordance with Section 6.3 of the Base Indenture, in whole but not in part, on any Distribution Date (any such Distribution Date, an “Optional Repurchase Distribution Date”) that occurs prior to the earlier to occur of (x) the commencement of the Series 2024-2 Rapid Amortization Period and (y) the Clean-up Repurchase Distribution Date (any such repurchase, an “Optional Repurchase”). The repurchase price for any Series 2024-2 Note subject to an Optional Repurchase shall equal (1) the aggregate outstanding principal balance of such Series 2024-2 Note (determined after giving effect to any payments made pursuant to Section 2.5(a) on such Distribution Date), plus (2) accrued and unpaid interest on such outstanding principal balance (determined after giving effect to any payments made pursuant to Section 2.4 on such Distribution Date) plus (3) the Make Whole Payment with respect to such Series 2024-2 Note.

Section 5.2.         Information. The Trustee shall provide to the Series 2024-2 Noteholders, or their designated agent, copies of all information furnished to the Trustee or ABRCF pursuant to the Related Documents, as such information relates to the Series 2024-2 Notes or the Series 2024-2 Collateral.

Section 5.3.         Exhibits. The following exhibits attached hereto supplement the exhibits included in the Base Indenture.

Exhibit A-1:	Form of Restricted Global Class A Note
Exhibit A-2:	Form of Temporary Global Class A Note
Exhibit A-3:	Form of Permanent Global Class A Note

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Exhibit B-1:	Form of Restricted Global Class B Note
Exhibit B-2:	Form of Temporary Global Class B Note
Exhibit B-3:	Form of Permanent Global Class B Note
Exhibit C-1:	Form of Restricted Global Class C Note
Exhibit C-2:	Form of Temporary Global Class C Note
Exhibit C-3:	Form of Permanent Global Class C Note
Exhibit D-1:	Form of Restricted Global Class R Note
Exhibit D-2:	Form of Temporary Global Class R Note
Exhibit D-3:	Form of Permanent Global Class R Note
Exhibit E:	Form of Series 2024-2 Demand Note
Exhibit F:	Form of Letter of Credit
Exhibit G:	Form of Lease Payment Deficit Notice
Exhibit H:	Form of Demand Notice
Exhibit I:	Form of Supplemental Indenture No. 4 to the Base Indenture
Exhibit J:	Form of Amendment to the AESOP I Operating Lease
Exhibit K:	Form of Amendment to the Finance Lease
Exhibit L:	Form of Amendment to the AESOP I Operating Lease Loan Agreement
Exhibit M:	Form of Amendment to the AESOP I Finance Lease Loan Agreement
Exhibit N:	Form of Amendment to the AESOP II Operating Lease
Exhibit O:	Form of Amendment to the Master Exchange Agreement
Exhibit P:	Form of Amendment to the Escrow Agreement
Exhibit Q:	Form of Amendment to the Administration Agreement
Exhibit R:	Form of Amendment to the AESOP II Operating Lease Loan Agreement
Exhibit S:	Form of Amendment to the Original AESOP Nominee Agreement
Exhibit T:	Form of Amendment to the Disposition Agent Agreement
Exhibit U:	Form of Amendment to the Back-up Administration Agreement

Section 5.4.         Ratification of Base Indenture. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

Section 5.5.         Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument

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Section 5.6.         Governing Law. This Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Section 5.7.         Amendments. This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement or any other Related Document, such requirement shall be satisfied if such amendment or modification is consented to by the Requisite Series 2024-2 Noteholders; provided, further, that, (A) so long as (i) no Amortization Event has occurred and is continuing and (ii) the Rating Agency Consent Condition is met with respect to the outstanding Series 2024-2 Notes, ABRCF shall be able to either (x) decrease or increase any of the Series 2024-2 Maximum Amounts and make any related modification to a defined term that includes “Moody’s” in such defined term or (y) include a new Series 2024-2 Maximum Amount and related amendments for any Manufacturer that becomes an Eligible Non-Program Manufacturer or Eligible Program Manufacturer after the Series 2024-2 Closing Date and make any related modification to a defined term that includes “Moody’s” in such defined term, in each case, at any time without the consent of the Series 2024-2 Noteholders and (B) ABRCF shall be able to modify or amend any Series 2024-2 Maximum Amount at any time with the consent of a Requisite Series 2024-2 Noteholders; provided, further, that, notwithstanding anything in this Section 5.7 or Article 8 or Article 12 of the Base Indenture to the contrary, this Supplement and any Related Documents relating solely to the Series 2024-2 Notes may be amended to provide for the issuance of any Class D Notes or Additional Class R Notes in accordance with Section 5.15 without the consent of any Class A Noteholder, any Class B Noteholder, any Class C Noteholder or any Class R Noteholder; provided, further, that, notwithstanding anything to the contrary contained in this Supplement, any Related Document or Section 12.2 of the Base Indenture, ABRCF shall be able to modify or amend any Supplement with respect to any Variable Funding Notes without the consent of the Required Noteholders hereunder or satisfaction of the Rating Agency Consent Condition or Rating Agency Confirmation Condition, in each case, if (x) such capability is provided for in such Supplement and (y) such modification or amendment has no material adverse effect on any outstanding Series of Notes (other than any Variable Funding Notes).

Section 5.8.         Discharge of Base Indenture. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 2024-2 Notes without the consent of the Requisite Series 2024-2 Noteholders.

Section 5.9.         Notice to Rating Agencies. The Trustee shall provide to each Rating Agency a copy of (x) each notice, opinion of counsel, certificate or other item delivered to, or required to be provided by, the Trustee pursuant to this Supplement or any other Related Document and (y) any amendment or modification hereto pursuant to this Supplement or any other Related Document.

Section 5.10.      Capitalization of ABRCF. ABRCF agrees that on the Series 2024-2 Closing Date it will have capitalization in an amount equal to or greater than 3% of the sum of (x) the Series 2024-2 Invested Amount and (y) the invested amount of the Series 2010-6 Notes, the Series 2011-4 Notes, the Series 2015-3 Notes, the Series 2018-2 Notes, the Series 2019-2 Notes, the Series

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2019-3 Notes, the Series 2020-1 Notes, the Series 2020-2 Notes, the Series 2021-1 Notes, the Series 2021-2 Notes, the Series 2022-1 Notes, the Series 2022-3 Notes, the Series 2022-4 Notes, the Series 2022-5 Notes, the Series 2023-1 Notes, the Series 2023-2 Notes, the Series 2023-3 Notes, the Series 2023-4 Notes, the Series 2023-5 Notes, the Series 2023-6 Notes, the Series 2023-7 Notes, the Series 2023-8 Notes, the Series 2024-1 Notes and the Series 2024-3 Notes.

Section 5.11.      Required Noteholders. Subject to Section 5.7 above, any action pursuant to Section 5.6, Section 8.13 or Article 9 of the Base Indenture that requires the consent of, or is permissible at the direction of, the Required Noteholders with respect to the Series 2024-2 Notes pursuant to the Base Indenture shall only be allowed with the consent of, or at the direction of, the Required Controlling Class Series 2024-2 Noteholders. Any other action pursuant to any Related Document which requires the consent or approval of, or the waiver by, the Required Noteholders with respect to the Series 2024-2 Notes shall require the consent or approval of, or waiver by, the Requisite Series 2024-2 Noteholders; provided, however, that, notwithstanding anything in this Section 5.11 or Article 8 or Article 12 of the Base Indenture to the contrary, any Related Document relating solely to the Series 2024-2 Notes may be amended to provide for the issuance of any Class D Notes or Additional Class R Notes in accordance with Section 5.15 without the consent of any Class A Noteholder, any Class B Noteholder, any Class C Noteholder or any Class R Noteholder.

Section 5.12.      Series 2024-2 Demand Notes. Other than pursuant to a demand thereon pursuant to Section 2.5, ABRCF shall not reduce the amount of the Series 2024-2 Demand Notes or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2024-2 Demand Notes after such reduction or forgiveness is less than the Series 2024-2 Allocated Multi-Series Letter of Credit Liquidity Amount. ABRCF shall not agree to any amendment of the Series 2024-2 Demand Notes without first satisfying the Rating Agency Confirmation Condition and the Rating Agency Consent Condition.

Section 5.13.      Termination of Supplement. This Supplement shall cease to be of further effect when all outstanding Series 2024-2 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2024-2 Notes which have been replaced or paid) to the Trustee for cancellation, ABRCF has paid all sums payable hereunder, and, if the Series 2024-2 Demand Note Payment Amount on the Multi-Series Letter of Credit Termination Date was greater than zero, all amounts have been withdrawn from the Series 2024-2 Cash Collateral Account in accordance with Section 2.8(i).

Section 5.14.      Noteholder Consent to Certain Amendments. Each Series 2024-2 Noteholder, upon any acquisition of a Series 2024-2 Note, will be deemed to agree and consent to (i) the execution by ABRCF of a Supplemental Indenture to the Base Indenture substantially in the form of Exhibit I hereto, (ii) the execution of an amendment to the AESOP I Operating Lease substantially in the form of Exhibit J hereto, (iii) the execution of an amendment to the Finance Lease substantially in the form of Exhibit K hereto, (iv) the execution of an amendment to the AESOP I Operating Lease Loan Agreement substantially in the form of Exhibit L hereto, (v) the execution of an amendment to the AESOP I Finance Lease Loan Agreement substantially in the form of Exhibit M hereto, (vi) the execution of an amendment to the AESOP II Operating Lease substantially in the form of Exhibit N hereto, (vii) the execution of an amendment to the Master Exchange Agreement substantially in the form of Exhibit O hereto, (viii) the execution of an amendment to the Escrow Agreement substantially in the form of Exhibit P hereto, (ix) the execution of an amendment to

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the Administration Agreement substantially in the form of Exhibit Q hereto, (x) the execution of an amendment to the AESOP II Operating Lease Loan Agreement substantially in the form of Exhibit R hereto, (xi) the execution of an amendment to the Original AESOP Nominee Agreement substantially in the form of Exhibit S hereto, (xii) the execution of an amendment to the Disposition Agent Agreement substantially in the form of Exhibit T hereto and (xiii) the execution of an amendment to the Back-up Administration Agreement substantially in the form of Exhibit U hereto. Such deemed consent will apply to each proposed amendment set forth in Exhibits I, J, K, L, M, N, O, P, Q R, S, T and U individually, and the failure to adopt any of the amendments set forth therein will not revoke the consent with respect to any other amendment.

Section 5.15.      Issuance of Class D Notes and Additional Class R Notes. No Class D Notes shall be issued on the Series 2024-2 Closing Date. On any date during the Series 2024-2 Revolving Period, ABRCF may (i) issue Class D Notes and (ii) issue additional Class R Notes in connection with the issuance of Class D Notes, to the extent that ABRCF determines such issuance is required to comply with the U.S. Risk Retention Rules (such notes, the “Additional Class R Notes”), subject to satisfaction of the following conditions precedent:

(a)         ABRCF and the Trustee shall have entered into an amendment to this Supplement (i) providing that the Class D Notes will bear a fixed rate of interest, determined on or prior the Additional Notes Closing Date, (ii) providing that the expected final payment date for the Class D Notes will be the Series 2024-2 Expected Final Distribution Date, (iii) providing that the principal amount of the Class D Notes will be due and payable on the Series 2024-2 Final Distribution Date, (iv) providing that the controlled amortization period with respect to the Class D Notes will be the Series 2024-2 Controlled Amortization Period and (v) providing for payment mechanics with respect to the Class D Notes substantially similar to those with respect to the Class A Notes, the Class B Notes and the Class C Notes (other than as set forth below) and consistent with Section 2.12 and such other provisions with respect to the Class D Notes and the Additional Class R Notes as may be required for such issuance;

(b)         The Trustee shall have received a Company Request at least two (2) Business Days (or such shorter time as is acceptable to the Trustee) in advance of the proposed closing date for the issuance of the Class D Notes and the Additional Class R Notes (if any) (the “Additional Notes Closing Date”) requesting that the Trustee authenticate and deliver the Class D Notes specified in such Company Request (such specified Class D Notes, the “Proposed Class D Notes”) and the Additional Class R Notes, if any, specified in such Company Request;

(c)         The Trustee shall have received a Company Order authorizing and directing the authentication and delivery of the Proposed Class D Notes and the Additional Class R Notes, if any, by the Trustee and specifying the designation of the Proposed Class D Notes, the initial aggregate principal amount of the Proposed Class D Notes to be authenticated, the Note Rate with respect to the Proposed Class D Notes and the initial aggregate principal amount of the Additional Class R Notes;

(d)         The Trustee shall have received written confirmation that the Rating Agency Confirmation Condition shall have been satisfied with respect to the issuance of the Proposed Class D Notes and Additional Class R Notes (if any) (including with respect to the Class A Notes, the Class B Notes and the Class C Notes);

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(e)         The Trustee shall have received an Officer’s Certificate of ABRCF dated as of the Additional Notes Closing Date to the effect that (i) no Amortization Event with respect to the Series 2024-2 Notes, Aggregate Asset Amount Deficiency, Series 2024-2 Enhancement Deficiency, Loan Event of Default, AESOP I Operating Lease Vehicle Deficiency, Manufacturer Event of Default, Lease Event of Default, Potential Amortization Event with respect to the Series 2024-2 Notes, Potential Loan Event of Default, Potential Lease Event of Default, or Potential Manufacturer Event of Default is continuing or will occur as a result of the issuance of the Proposed Class D Notes and Additional Class R Notes (if any), (ii) the issuance of the Proposed Class D Notes and Additional Class R Notes (if any) will not result in any breach of any of the terms, conditions or provisions of or constitute a default under any indenture, mortgage, deed of trust or other agreement or instrument to which ABRCF is a party or by which it or its property is bound or any order of any court or administrative agency entered in any suit, action or other judicial or administrative proceeding to which ABRCF is a party or by which it or its property may be bound or to which it or its property may be subject, (iii) all conditions precedent provided in this Supplement and the Base Indenture with respect to the authentication and delivery of the Proposed Class D Notes and Additional Class R Notes (if any) have been complied with and (iv) the issuance of the Proposed Class D Notes and Additional Class R Notes (if any) and any related amendments to this Supplement and any Related Document relating solely to the Series 2024-2 Notes will not reduce the availability of the Series 2024-2 Enhancement to support the payment of interest on or principal of the Class A Notes, the Class B Notes or the Class C Notes in any material respect;

(f)         No amendments to this Supplement or any Related Document relating solely to the Series 2024-2 Notes in connection with the issuance of the Proposed Class D Notes and the Additional Class R Notes, if any, may provide for (i) the application of the amount allocated to the Series 2024-2 Notes and available under the Multi-Series Letters of Credit or the Series 2024-2 Reserve Account to support the payment of interest on or principal of the Class D Notes while any Class A Notes, Class B Notes or Class C Notes remain outstanding, (ii) any voting rights in respect of the Class D Notes for so long as any Class A Notes, Class B Notes, Class C Notes or Class R Notes are outstanding, other than with respect to any amendments to the Indenture or any Related Document pursuant to clauses (i) and (ii) of Section 12.2 of the Base Indenture, (iii) the addition of any Amortization Event with respect to the Series 2024-2 Notes other than those related to payment defaults on the Class D Notes similar to those in respect of the Class A Notes, the Class B Notes, the Class C Notes or the Class R Notes and enhancement or liquidity deficiencies in respect of the credit enhancement supporting the Class D Notes similar to those in respect of the Class A Notes, the Class B Notes and the Class C Notes or (iv) the reallocation of Principal Collections allocable to the Series 2024-2 Notes to pay interest on the Class D Notes while the Class A Notes, Class B Notes or the Class C Notes remain outstanding.

(g)         The Trustee shall have received opinions of counsel substantially similar to those received in connection with the offering and sale of the Class A Notes, the Class B Notes, the Class C Notes and the Class R Notes, including, without limitation, opinions to the effect that:

(i)         (x) the Proposed Class D Notes should be treated as indebtedness of ABRCF for federal and New York state income tax purposes, (y) the issuance of the Proposed Class D Notes and Additional Class R Notes (if any) will not result in any of the Class A Notes, the Class B Notes, the Class C Notes or any other outstanding Series of Notes (excluding the Class R Notes and any other Series identified as “Class R”) failing to be characterized as debt for federal

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or New York state income tax purposes (to the extent ABCRF received as of the date of the issuance of such Notes a tax opinion to the effect that such Notes were as of the date of their issuance characterized as debt for federal or New York state income tax purposes) and (z) the issuance of the Proposed Class D Notes and additional Class R Notes (if any) will not impact the treatment of ABRCF as a partnership for U.S. federal income tax purposes;

(ii)        all conditions precedent provided for in the Base Indenture and this Supplement with respect to the authentication and delivery of the Proposed Class D Notes and Additional Class R Notes (if any) have been complied with in all material respects; and

(iii)       the Proposed Class D Notes and Additional Class R Notes (if any) have been duly authorized and executed and, when authenticated and delivered in accordance with the provisions of the Base Indenture and this Supplement, will constitute valid, binding and enforceable obligations of ABRCF entitled to the benefits of the Base Indenture and this Supplement, subject, in the case of enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity.

Section 5.16.      Confidential Information.

(a)         The Trustee and each Series 2024-2 Note Owner agrees, by its acceptance and holding of a beneficial interest in a Series 2024-2 Note, to maintain the confidentiality of all Confidential Information in accordance with procedures adopted by the Trustee or such Series 2024-2 Note Owner in good faith to protect confidential information of third parties delivered to such Person; provided, however, that such Person may deliver or disclose Confidential Information to: (i) such Person’s directors, trustees, officers, employees, agents, attorneys, independent or internal auditors and affiliates who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 5.16; (ii) such Person’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 5.16; (iii) any other Series 2024-2 Note Owner; (iv) any Person of the type that would be, to such Person’s knowledge, permitted to acquire an interest in the Series 2024-2 Notes in accordance with the requirements of the Indenture to which such Person sells or offers to sell any such Series 2024-2 Note or any part thereof and that agrees to hold confidential the Confidential Information substantially in accordance with this Section 5.16 (or in accordance with such other confidentiality procedures as are acceptable to ABRCF); (v) any federal or state or other regulatory, governmental or judicial authority having jurisdiction over such Person; (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about the investment portfolio of such Person, (vii) any reinsurers or liquidity or credit providers that agree to hold confidential the Confidential Information substantially in accordance with this Section 5.16 (or in accordance with such other confidentiality procedures as are acceptable to ABRCF); (viii) any other Person with the consent of ABRCF; or (ix) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation, statute or order applicable to such Person, (B) in response to any subpoena or other legal process upon prior notice to ABRCF (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law), (C) in connection with any litigation to which such Person is a party upon prior notice to ABRCF (unless prohibited by applicable law,

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rule, order or decree or other requirement having the force of law) or (D) if an Amortization Event with respect to the Series 2024-2 Notes has occurred and is continuing, to the extent such Person may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Series 2024-2 Notes, the Indenture or any other Related Document; provided, further, that delivery to any Series 2024-2 Note Owner of any report or information required by the terms of the Indenture to be provided to such Series 2024-2 Note Owner shall not be a violation of this Section 5.16. Each Series 2024-2 Note Owner agrees, by acceptance of a beneficial interest in a Series 2024-2 Note, except as set forth in clauses (v), (vi) and (ix) above, that it shall use the Confidential Information for the sole purpose of making an investment in the Series 2024-2 Notes or administering its investment in the Series 2024-2 Notes. In the event of any required disclosure of the Confidential Information by such Series 2024-2 Note Owner, such Series 2024-2 Note Owner agrees to use reasonable efforts to protect the confidentiality of the Confidential Information.

(b)         For the purposes of this Section 5.16, “Confidential Information” means information delivered to the Trustee or any Series 2024-2 Note Owner by or on behalf of ABRCF in connection with and relating to the transactions contemplated by or otherwise pursuant to the Indenture and the Related Documents; provided, however, that such term does not include information that: (i) was publicly known or otherwise known to the Trustee or such Series 2024-2 Note Owner prior to the time of such disclosure; (ii) subsequently becomes publicly known through no act or omission by the Trustee, any Series 2024-2 Note Owner or any person acting on behalf of the Trustee or any Series 2024-2 Note Owner; (iii) otherwise is known or becomes known to the Trustee or any Series 2024-2 Note Owner other than (x) through disclosure by ABRCF or (y) as a result of the breach of a fiduciary duty to ABRCF or a contractual duty to ABRCF; or (iv) is allowed to be treated as non-confidential by consent of ABRCF.

Section 5.17.      [RESERVED].

Section 5.18.      Further Limitation of Liability. Notwithstanding anything in this Supplement to the contrary, in no event shall the Trustee or its directors, officers, agents or employees be liable under this Supplement for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee or its directors, officers, agents or employees have been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 5.19.      Series 2024-2 Agent. The Series 2024-2 Agent shall be entitled to the same rights, benefits, protections, indemnities and immunities hereunder as are granted to the Trustee under the Base Indenture as if set forth fully herein.

Section 5.20.      Force Majeure. In no event shall the Trustee be liable for any failure or delay in the performance of its obligations under this Supplement because of circumstances beyond the Trustee’s control, including, but not limited to, a failure, termination, suspension of a clearing house, securities depositary, settlement system or central payment system in any applicable part of the world or acts of God, flood, war (whether declared or undeclared), civil or military disturbances or hostilities, nuclear or natural catastrophes, political unrest, explosion, severe weather or accident, earthquake, terrorism, fire, riot, labor disturbances, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the

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like (whether domestic, federal, state, county or municipal or foreign) which delay, restrict or prohibit the providing of the services contemplated by this Supplement, or the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, or any other causes beyond the Trustee’s control whether or not of the same class or kind as specified above.

Section 5.21.      Waiver of Jury Trial, etc. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUPPLEMENT, THE SERIES 2024-2 NOTES, THE SERIES 2024-2 DEMAND NOTES, THE MULTI-SERIES LETTER OF CREDIT AND ANY OTHER RELATED DOCUMENTS EXECUTED IN CONNECTION WITH THE ISSUANCE OF THE SERIES 2024-2 NOTES, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE PARTIES HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS SUPPLEMENT.

Section 5.22.      Submission to Jurisdiction. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK CITY, STATE OF NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, THE SERIES 2024-2 NOTES, THE SERIES 2024-2 DEMAND NOTES, THE MULTI-SERIES LETTER OF CREDIT AND ANY OTHER RELATED DOCUMENTS EXECUTED IN CONNECTION WITH THE ISSUANCE OF THE SERIES 2024-2 NOTES AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION EACH MAY NOW OR HEREAFTER HAVE, TO THE LAYING OF VENUE IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AS WELL AS ANY RIGHT EACH MAY NOW OR HEREAFTER HAVE, TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. NOTHING CONTAINED HEREIN SHALL PRECLUDE ANY PARTY HERETO FROM BRINGING AN ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, THE SERIES 2024-2 NOTES, THE SERIES 2024-2 DEMAND NOTES, THE MULTI-SERIES LETTER OF CREDIT AND ANY OTHER RELATED DOCUMENTS EXECUTED IN CONNECTION WITH THE ISSUANCE OF THE SERIES 2024-2 NOTES IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION OR PROCEEDING.

Section 5.23.      Additional Terms of the Series 2024-2 Notes. Solely with respect to this Supplement and the Series 2024-2 Notes:

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(a)       The Opinion of Counsel set forth in Section 2.2(f)(i)(x) of the Base Indenture shall not be required with respect to the Class C Notes and the Class R Notes. The Opinion of Counsel set forth in Section 2.2(f)(i)(y) of the Base Indenture shall not be required with respect to the Class C Notes and the Class R Notes for any Series issued after the date hereof.

(b)         The terms Rating Agency Confirmation Condition and Rating Agency Consent Condition shall be deemed to be satisfied with respect to Fitch if ABRCF notifies Fitch of the applicable action at least ten (10) calendar days prior to such action (or, if Fitch agrees to less than ten (10) calendar days’ notice, such lesser period) and Fitch has not notified ABRCF and the Trustee in writing that such action will result in a reduction or withdrawal of the rating given to the Class A Notes, the Class B Notes or the Class C Notes by Fitch within such ten (10) calendar day (or lesser) period.

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IN WITNESS WHEREOF, ABRCF and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer

Signature Page to AESOP 2024-2 Indenture Supplement

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Vassilena Ouzounova
	Name:	Vassilena Ouzounova
	Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Series 2024-2 Agent

By:	/s/ Vassilena Ouzounova
	Name:	Vassilena Ouzounova
	Title:	Vice President

Signature Page to AESOP 2024-2 Indenture Supplement